EXHIBIT 10.34

[Frontier Logo]


                            CARRIER SERVICE AGREEMENT

                                     BETWEEN

                   FRONTIER COMMUNICATIONS OF THE WEST, INC.

                                       AND

                            IDX INTERNATIONAL, INC.




                                                       CONFIDENTIAL

                                             THIS  DOCUMENT  SHALL BE CONSIDERED
                                             NULL AND VOID IF FRONTIER  DOES NOT
                                             RECIEVE AN EXECUTED ORIGINAL WITHIN
                                             20  DAYS  FROM  THE  DATE  OF  THIS
                                             AGREEMENT

                                TABLE OF CONTENTS

SECTION
-------

1.      Services: IDX Representations
2.      Terms of the Agreement
3.      Billing and Payment
4.      Billing Disputes
5.      Termination Rights
6.      Taxes and Assessments
7.      Warranties and Limitation of Liability
8.      Indemnification
9.      Representation
10.     Force Majeure
11.     Wavers
12.     Assignment
13.     Confidentiality
14.     Integration
15.     Construction
16.     Governing Law
17.     Notices
18.     Counterparts
19.     Compliance with Laws
20.     Third Parties
21.     Survival of Provisions
22.     Unenforceable Provisions

EXHIBITS
--------

Exhibit A       General Definitions and Service Definitions
Exhibit B       Ancillary Fee Schedule: Call Detail Records
Exhibit C       Dedicated Carrier Termination Schedule
Exhibit C (1)   Carrier Domestic termination Service
Exhibit C (2)   Carrier Termination Inter5natginoal Service
Exhibit C (3)   Carrier Toll Free Transport Service
Exhibit D       Network Interconnection Schedule

                                                                   [Initials JG]
                                                                  [Initials BVF]

                            CARRIER SERVICE AGREEMENT

This Carrier Service Agreement ("AGREEMENT") is entered into between the provider of service, Frontier Communications of the West, Inc., f/k/a West Coast Telecommunications, Inc. on behalf of itself and its affiliates ("FRONTIER"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and IDX International, Inc. ("IDX or "PURCHASER"), a Virginia corporation with its principal place of business located at 12015 Lee Jackson Hwy, Fairfax, VA 22033 (hereinafter, Frontier and IDX may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                     PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended, as well as the Telecommunications Act of 1996. IDX desires to purchase network transport and other telecommunication services from Frontier for IDX's resale to its business and residential customers. The Parties agree as follows:

1.      SERVICES:

         (a) Frontier shall, in accordance with this Agreement, provide to IDX those services IDX subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time-to-time by the Parties (collectively, the "SCHEDULES"). All such services being provided under the Schedules are collectively referred to as the "SERVICES".

         (b) In the event IDX is not billing at least $25,000 in total monthly dollar usage for Services within six (6) months from the Start of the Service Date, Frontier may at any time upon thirty (30) days written notice to IDX, terminate this Agreement for under utilization of the Services.

         (c) IDX shall provide Frontier with a forecast covering a good faith estimate based on historical information (if available) of the monthly traffic volume and geographic distribution for an ordered Service. The estimate will be for the 3 calendar month period following the desired activation date in a format supplied or approved by Frontier. Frontier may request updated forecasts on a reasonable basis. Forecasts of not constitute a binding commitment on the part of IDX. Provision of Services is contingent on availability of Frontier facilities.

         (d)   Orders  for  Services  will  be  transmitted   and  processed  in
               accordance with the procedures provided to IDX from time to time by Frontier.

2.      TERM OF THE AGREEMENT:

         (a) INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("EFFECTIVE DATE") and continues in effect for a period of one
               (1) year ("INITIAL TERM") from either the day Service is first utilized by IDX (as determined by Frontier's records). Or the 90th day after the Effective Date, whichever date occurs first, such date known as the "START OF SERVICE DATE".

         (b) AUTOMATIC RENEWAL: This Agreement renews automatically for a one year period at the expiration of the Initial Term, unless canceled in accordance with the termination provisions of this Agreement ("SUBSEQUENT TERM"). Each Subsequent Term renews automatically for a one year period upon its expiration, unless canceled in accordance with the termination provisions of this Agreement.

                                                                   [Initials JG]
                                                                  [Initials BVF]

         (c) CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 30 days prior to expiration of the then current term.

3. BILLING AND PAYMENT: IDX shall pay Frontier for the Services at the rates and charges set out in the applicable Schedules. If IDX is required to pay an initial cash deposit or provide other assurance of payment, then Frontier is not obligated to begin accepting orders or providing 'Service until the deposit or other assurance of payment is received.

         (a) IDX shall provide security in the form of an irrevocable letter of credit in the amount of $25,000 from a financial institution and in a format acceptable to Frontier, and additionally in the form of a UCC-1 granting Frontier a first security interest in IDX's existing and hereafter acquired accounts, contract rights, chattel paper, account receivable (including funds deposited into lock box and similar accounts) and general intangibles, and all products and proceeds thereof, including without limitation, call detail records, customer contracts, records and lists and all causes of action for recovery or collection of the foregoing (collectively, the "COLLATERAL") to the extent such Collateral relates in any manner to Services being provide to IDX or IDX's
               customer's  by   Frontier.;   IDX  shall  execute  any  documents
               reasonably required by Frontier to perfect the above security interest.

         (b) Frontier shall invoice IDX via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("INVOICE"). Each invoice details: (i) the amount due Frontier, or the credit due IDX, after a reconciliation between the actual charges for the Services of the prior Billing Cycle and any required pre-payment for the prior Billing Cycle, and (ii) any other sums due Frontier. Except if Frontier has agreed to a lock-box arrangement, in addition to the amounts under (i) and (ii) above, the Invoice will provide for a pre-payment equal to 0% of the actual charges for the Services for the prior Billing Cycle (exclusive of any non-recurring charges). If IDX has submitted a letter of credit that has an expiration date greater than 45 days after the Invoice date, or a cash deposit, the pre-payment for a given month will be reduce by the amount of such security (but to not less than zero).

         (c) Each Invoice shall be paid by IDX in immediately available US funds so that the payment is received by Frontier no later than thirty (30) calendar days from the date of the Invoice (the "DUE DATE"). Frontier agrees that (i) the Invoice date will be the same day the Invoice is faxed to IDX, and (ii) the Invoice will be faxed on a Business Day. Any Invoice not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

         (d)   The IDX facsimile number and contact for purposes of this Section
               3. are 703-385-9134, Attention: Divya Katya, Accounting Manager. IDX may change the facsimile number and contact upon written notice to Frontier.

         (e) If IDX is delinquent in payment of an Invoice and Frontier does not have security from IDX equal to IDX's prior month's usage charges, IDX shall provide such additional security as Frontier may reasonably request in writing.

         (f) FRAUDULENT USAGE. Subject to the fraudulent usage provisions of the Frontier InterLink Calling Card Services Schedule if applicable, Frontier is not responsible for any fraudulent use of Service. IDX is solely responsible for all Services' usage, fraudulent or otherwise. Claims of fraudulent usage shall not constitute a valid basis for dispute of an Invoice. Frontier will monitor End-User call activity for suspected fraudulent use using the same procedures Frontier uses for its own customers (except Frontier will contact IDX in lieu of the End-User when investigating suspected fraudulent use).

                                                                   [Initials JG]
                                                                  [Initials BVF]

         (g) IDX agrees to pay to Frontier any and all local exchange carrier ("LEC") assessed charges (other than access or other LEC charges otherwise included under this Agreement) and governmentally mandated charges levied upon Frontier as a result of Services provided to IDX, such as but not limited to:

               (i)   assessment  by  regulatory  agencies,   including  but  not
                     limited to, the Federal Communications Commission (FCC) and state Public Utility/Service Commissions (PUC):

               (ii) charges or costs incurred by Frontier for FCC/PUC mandated initiatives under the Telecommunications Act of 1996, or otherwise, such as the "access reform" and "payphone dial-around compensation" initiatives, plus a reasonable fee for administration of those initiatives applicable to the Services provided to IDX; and

               (iii) applicable  charges set out in the  Schedule  of  Ancillary
                     Fees attached hereto as Exhibit B and made a part hereof as the same may be modified from time to time by Frontier upon written notice to IDX.

         (h) Frontier may revise the rates and monthly recurring and other charges in this Agreement and the Schedules at any time upon written notice to IDX. Unless otherwise stated in the notice, domestic rates are effective within thirty days and international/offshore rates are effective within seven days of the date of the Frontier written notice. If the effective rate for a Service is increased pursuant to this paragraph, then IDX may cancel the Service subject to the rate increase upon written notice to Frontier given within 30 days after IDX's receipt of the rate increase notice. Cancellation of a Service under this paragraph includes a pro-rata reduction in the Minimum Charge to adjust for the Service being canceled. If a rate increase affects a portion of a Service that is not severable from the entire Service IDX shall not be able to cancel the affected portion, e.g. domestic outbound switched service is not cancelable as a result of a rate increase in directory assistance calls (D/A cannot be separately blocked); further, if the rate increase affects traffic to a particular LATA or country, IDX may only cancel Service to the particular LATA/country to the extent severable by Frontier.

         (i) IDX agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 7.(b).

4. BILLING DISPUTES. The Parties agree that time is of the essence for payment of all Invoices. IDX shall provide written notice and supporting documentation for any good-faith dispute it may have with an Invoice ("DISPUTE") within 60 Business Days after IDX's receipt. If IDX does not report a Dispute within the 60 Business Day period, IDX shall have waived its dispute rights for that Invoice. IDX shall pay disputed amounts, subject to resolution of the Dispute. Frontier will use reasonable efforts to resolve timely Disputes within 30 Business Days after its receipt of the Dispute notice. If a Dispute is not resolved within the 30 Business Day period to IDX's satisfaction, then at IDX's request the Dispute will be referred to an executive officer of Frontier. If the Dispute is not resolved within 15 Business Days after the referral, then either Party may commence an action in accordance with Section 16., provided that the prevailing Part in such action shall be entitled to payment of its reasonable attorney fees and costs by the other Party.

                                                                   [Initials JG]
                                                                  [Initials BVF]

5.      TERMINATION RIGHTS:

         (a) REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY REQUIREMENT"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement.
               Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

         (b) Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations. Frontier may, upon written notice, immediately terminate this Agreement for IDX's failure to pay any delinquent invoice, or to maintain any other assurance of payment that may be required hereunder.

         (c) In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay which is covered under (b) above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

         (d) Upon any material breach by IDX not cured after expiration of all applicable notice and cure periods, Frontier may at its sole option do any or all of the following:

               (i) cease accepting or processing orders for Service and suspend Service;

               (ii) cease all electronically and manually generated information and reports (including any DCR not paid for by IDX);

               (iii) draw on any  letter of  credit,  security  deposit or other assurance of payment and enforce any security interest provided by IDX;

               (iv) terminate this Agreement and Service without liability to Frontier;

               (v) collect from IDX as liquidated damages an amount equal to the Minimum charge times the number of months remaining on the unexpired term of this Agreement; and

               (vi) pursue such other legal or equitable remedy or relief as may be appropriate.

6.      TAXES AND ASSESSMENTS:

         (a) IDX is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Frontier's net income) (collectively, "TAXES"). IDX shall provide Frontier with, and maintain, valid and properly executed certificate(s) of exemption for the taxes, as applicable.

                                                                   [Initials JG]
                                                                  [Initials BVF]

7.      WARRANTIES AND LIMITATION OF LIABILITY:

         (a) Service shall be provided by Frontier in accordance with the applicable technical standards established for call transport by the telecommunications industry. Frontier shall provide Service in a quality and diligent manner consistent with service Frontier provides to its other customers via a digital fiber optic network with SS7 signaling (where available). FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

         (b) In not event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in ay manner related to this Agreement or the Services.

8.       INDEMNIFICATION:

         Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify IDX, and IDX shall defend and indemnify
         Frontier hereunder, for any claims by any third party, including End-Users, with respect to services provided by IDX which may incorporate any of Frontier's services.

9.       REPRESENTATION:

         The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representative, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

10.      FORCE MAJEURE:

         Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses, or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

11.      WAIVERS:

         Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

                                                                   [Initials JG]
                                                                  [Initials BVF]

12.      ASSIGNMENT:

         Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that either Party may assign this Agreement to its parent, successor in interest, or an affiliate or subsidiary without the other Party's consent. Any assignment or transfer without the required consent is void.

13.      CONFIDENTIALITY:

         (a) Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the
               "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary information and the contents of this Agreement in a confidential manner and, except to the extend necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

         (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party;
               (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the receiving Party's records); (iii) disclosed to the receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

         (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

         (d) Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the Party's sole discretion.

14.      INTEGRATION:

         This Agreement and all Exhibits, Schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

                                                                   [Initials JG]
                                                                  [Initials BVF]

15.      CONSTRUCTION

         The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.      GOVERNING LAW:

         This Agreement is subject to the laws of New York, excluding its choice of law principles. The Parties agree that any action to enforce or interpret the terms of this Agreement shall be instituted and maintained only in the Federal Court for the Western District of new York, or if jurisdiction is not available in the Federal Court, then a state court located in Rochester, New York. IDX hereby consents to the jurisdiction and venue of such courts and waives any right to object to such jurisdiction and venue.

17.      NOTICES:

         All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including invoices) shall be in writing and shall be deemed to be delivered when actually received, whether upon personal delivery or if sent by facsimile, mail or overnight delivery. All notices shall be addressed as follows, or to such other address as each of the Parties hereto may notify the other:


Frontier Communications of the West, Inc.               IDX International, Inc.
ATTN:  Peggy L. Palak, Mgr. Contract Svc's              ATTN: Jeff Gee, Executive Vice President
       Brian v. Fitzpatrick, VP Carrier Svc's.
90 Castilian drive                                      12015 Lee Jackson Hwy
Goleta, CA 93117                                        Fairfax, VA 22033
Facsimile #800-689-2395                                 Facsimile #703-708-1518



18.      COUNTERPARTS:

         This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.      COMPLIANCE LAWS:

         During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business. Upon request, a Party will supply copies of such permits, certifications, authorizations, licenses and similar documentation.

20.      THIRD PARTIES:

         The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and IDX, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

                                                                   [Initials JG]
                                                                  [Initials BVF]

21.      SURVIVAL OF PROVISIONS:

         Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, assurances of payment, limitations on liability and indemnification, survive termination of this Agreement.

22.      UNENFORCEABILITY OF PROVISIONS:

         The legality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified. This Agreement is voidable by frontier if modified by IDX without the written or initiated consent of a Frontier Vice President.

By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised as to its legal rights, duties and obligations under this Agreement.


FRONTIER COMMUNICATIONS OF THE WEST, INC.            IDX INTERNATIONAL, INC.

By: /s/ Brian V. Fitzpatrick                         By: /s/ Jeff Gee
   --------------------------------------                ---------------------------------
Brian V. Fitzpatrick, Vice President                     Jeff Gee, Executive Vice President
Frontier Carrier Services

Date:            6/30/98                             Date:          June 29, 1998
     ------------------------------------                 --------------------------------


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit A
                                                                     Page 1 of 1

                              GENERAL DEFINITIONS
     (not otherwise defined in the body of the Agreement or the Schedules)

1.      ANI is a telephone number.

2.      BILLING  CYCLE is the  Frontier  billing  cycle to which  IDX's  account
        hereunder   is  assigned  by  Frontier  (a   fulfilling   cycle   equals
        approximately 30 days of Services usage).

3. BUSINESS DAY is Monday through Friday, 8:30 am to 5:30 pm Detroit, MI local time, excluding nationally recognized holidays. Unless otherwise stated, "DAYS'' refers to calendar days.

4.      CDR means call detail records and CDR TAPE is a magnetic tape containing
        CDR.

5. END-USERS are customers of IDX. L To the extent that IDX subscribes to the Services for its own use, IDX is deemed to be an End-User.

                        SERVICE DEFINITIONS/DESCRIPTIONS

1. INBOUND SERVICES collectively refers to inbound traffic generated via any of the other Services.

2. INTERNATIONAL SERVICES consist of international traffic generated via any of the other Services.

3. DEDICATED CARRIER TERMINATION consists of switched outbound long distance traffic delivered by IDX to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network.

4.      DOMESTIC means the 48 contiguous United States.

5.      OFF-SHORE means Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands

6.      OPERATOR SERVICES: see Operator Services Schedule.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit B
                                                                     Page 1 of 2

                           SCHEDULE OF ANCILLARY FEES


ELECTRONIC EXCHANGE
   Set-up to be refunded upon first $25,000 invoice)                                            $5,000
   Monthly  Recurring Charge for Service  (MRC)                                                 $  250
   If IDX is not subscribed to a switched inbound/outbound Service,  IDX will be charged Frontier's then current standard NOS switched rate per minute
   (at IDX's  applicable  rate level) for usage of the 800/888 number.

CALL  DETAIL RECORD/EMI RECORD DELIVERY (EXCLUDING RDA/EE)
   Per initial Mag Tape                                                                         $  100
   Additional Mag Tapes                                                                         $   15
   Programming charges to change format (per hour)                                              $  120

BRANDED 700 TEST NUMBER
   Setup Non-Recurring Charge (NRC)                                                             $    0
   Service (MRC)                                                                                $  350

PIC CHARGES
   Unauthorized PIC changes (Noted on Invoice as "Unauthorized Carrier Change Charges)          See Exhibit C III. #2
   Rejected LEC Order resolution/rework                                                         $    0

ACCOUNTING CODES
   Non-validated MRC (per account)                                                              $    0
   Validated MRC (per account)                                                                  $    0

PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE "PICC" (SUBJECT TO CHANGE W/O NOTICE)
   The MAXIMUM per-line charges are:
   $0.53 and $1.50 for primary and non-primary  residential lines
   $.053 and $2.57 for single-line business lines and multi-line business lines

800 SMS DATABASE  ADMINISTRATION  (SUBJECT TO CHANGE)
   Pass-through MRC per active Frontier RespOrg 800 number                                      $ .070
   Frontier RespOrg Maintenance Service Charges                                                 $    0
   Directory  Assistance  Listing NRC Implementation                                            $   15
   Directory Assistance Listing MRC per 800 number                                              $   15

800 CARRIER TRANSPORT (DEDICATED)
   ANI/DNIS Delivery NRC-Implementation                                                         $WAIVED
   ANI/DNIS Delivery MRC                                                                        $WAIVED
   Stand-Alone DNIS NRC - Implementation                                                        $WAIVED
   Stand-Alone DNIS MRC                                                                         $WAIVED

800 P.I.N.
   Set-up Charge per P.I.N. Program (NRC)                                                       $1,000
   To be refunded after first $2,500 in 800 PIN billing

NOS DEDICATED SERVICES
   Switch connection fee per DS-1 (MRC)                                                         $   95

EQUIPMENT/ELECTRONICS
   Channel Banks/CSU/Cards Implementation (NRC)                                                 $  495
   Channel Banks/CSU/Cards (MRC)                                                                $  340
   Stand-Alone CSU Implementation (NRC)                                                         $  100
   Stand-Alone CSU (MRC)                                                                        $  240


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                                                                  [Initials BVF]

                                                                       Exhibit B
                                                                     Page 2 of 2

                              CALL DETAIL RECORDS

1. If IDX requires call detail records for usage of the Services ("CDR") it has the option of (i) receiving CDR on a monthly basis via magnetic tape, and/or (ii) having access on a daily basis via electronic data exchange.

2. If IDX elects option 1.(i), then on or about the fifth Business Day following the end of a Billing Cycle, Frontier will deposit with an overnight delivery service for delivery to IDX a CDR Tape in the format established by Frontier. CDR Tapes rate the Services at Frontier rates in effect at the time the Services were provided and must be re-rated by IDX at its tariffed rates.

3. If IDX elects option 1.(ii), then Frontier will make CDR available for IDX's access Monday through Saturday, excluding nationally recognized holidays, for the prior period's traffic. IDX's access to CDR will be via electronic data exchange ("ELECTRONIC EXCHANGE") to either (i) IDX's designated mainframe computer via the IBM Information Network ("IIN") via Network Data Mover ("NDM"), o (ii) dedicated personal computer via Procomm+ software. IDX is liable for all transmission charges together with the cost of Frontier compatible hardware and software necessary at its location for use of Electronic Exchange. Frontier will archive CDR for 8 Business Days.

4. IDX may cancel an option at any time on 30 days written notice. IDX may change an existing option or select a new option at any time upon written notice and payment to Frontier of any then current set up charge for such option. Changes or new selections are effective in the second Billing Cycle following receipt of the request and any required set up charge.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit C
                                                                     Page 1 of 2

                         DEDICATED TERMINATION SCHEDULE

Unless otherwise stated, domestic calls are measured in 6 second increments after a 6 second minimum and international calls in 6 second increments after a 30 second minimum.

Dedicated Termination Service:

1. For domestic and international traffic (including Directory Assistance Transport) originating from IDX's switch, IDX shall pay the applicable rates set out in the attached pricing schedules.

2. Each DS-1 circuit connecting IDX to one of the Frontier POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of 100,000 minutes. Frontier may add or delete a POP at any time upon written notice. If a DS-1 circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier may provide IDX with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. IDX shall reimburse Frontier for any termination fees or charges paid by Frontier to the circuit provider for early disconnection of such circuit.

3. IDX shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Frontier's equipment and network.

4. If at any given month more than 15% of IDX's total domestic dedicated carrier traffic does not terminate to a RBOC/GTE franchised region, Frontier may apply a $0.04 per minute surcharge to all of such traffic in excess of the 15%.

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit C
                                                                     Page 2 of 2

                            GATEWAY CARRIER SERVICE
                               LATA Gateway Table



Northeast       Southeast                Midwest            Southwest       West
120               420               234           532          486          638
122               422               254           534          488          648
124               424               256           620          490          650
126               428               320           624          492          652
128               430               322           626          526          654
130               432               324           628          528          666
132               434               325           630          530          668
133               436               326           632          536          670
134               438               330           634          538          672
136               440               332           635          540          674
138               442               334           636          542          676
140               444               336           640          544          720
220               446               338           644          546          721
222               448               340           646          548          722
224               450               342           922          550          724
226               452               344           923          552          726
228               454               346           924          554          728
230               456               348           932          556          730
232               458               350           937          558          732
236               460               352           938          560          734
238               464               354           958          562          736
240               468               356           976          564          738
242               470               358           977          566          740
244               472               360           978          568          832
246               474               362                        570          834
248               476               364                        656          960
250               477               366                        658          963
252               478               368                        660          973
426               480               370                        664          981
920               482               374                        961
921               484               376                        980
927               939               462
928               949               466
929               951               520
974               952               521
                  953               522
                  956               524


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 1 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST

LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
120     Portland        ME      $0.0479     $0.0468        $0.0479    $0.0479    $0.0479
122     Nashua          NH      $0.0399     $0.0388        $0.0399    $0.0399    $0.0399
124     Burlington      VT      $0.0609     $0.0501        $0.0509    $0.0509    $0.0509
126     Springfield     MA      $0.0344     $0.0333        $0.0344    $0.0344    $0.0344
128     Boston          MA      $0.0343     $0.0324        $0.0343    $0.0343    $0.0343
130     Providence      RI      $0.0438     $0.0426        $0.0438    $0.0438    $0.0438
132     New York City   NY      $0.0371     $0.0339        $0.0372    $0.0372    $0.0372
133     Poughkeepsie    NY      $0.0550     $0.0528        $0.0550    $0.0550    $0.0550
134     Albany          NY      $0.0428     $0.0427        $0.0429    $0.0429    $0.0429
136     Syracuse        NY      $0.0423     $0.0420        $0.0427    $0.0427    $0.0427
138     Binghamton      NY      $0.0469     $0.0467        $0.0472    $0.0472    $0.0472
140     Buffalo         NY      $0.0392     $0.0389        $0.0396    $0.0396    $0.0396
220     Atlantic City   NJ      $0.0255     $0.0255        $0.0255    $0.0255    $0.0255
222     Camden          NJ      $0.0255     $0.0255        $0.0255    $0.0255    $0.0255
224     Newark          NJ      $0.0255     $0.0255        $0.0255    $0.0255    $0.0255
226     Harrisburg      PA      $0.0397     $0.0378        $0.0397    $0.0397    $0.0397
228     Philadelphia    PA      $0.0269     $0.0255        $0.0271    $0.0271    $0.0271
230     Altoona         PA      $0.0362     $0.0349        $0.0362    $0.0362    $0.0362
232     Scranton        PA      $0.0363     $0.0346        $0.0363    $0.0363    $0.0363
234     Pittsburgh      PA      $0.0293     $0.0304        $0.0306    $0.0305    $0.0305
236     Washington      DC      $0.0260     $0.0255        $0.0255    $0.0255    $0.0255
238     Baltimore       MD      $0.0255     $0.0255        $0.0255    $0.0255    $0.0255
240     Hagerstown      MD      $0.0271     $0.0268        $0.0271    $0.0271    $0.0271
242     Salisbury       MD      $0.0255     $0.0255        $0.0255    $0.0255    $0.0255
244     Roanoke         VA      $0.0332     $0.0332        $0.0332    $0.0332    $0.0332
246     Fredericksburg  VA      $0.0300     $0.0296        $0.0300    $0.0300    $0.0300
248     Richmond        VA      $0.0303     $0.0300        $0.0303    $0.0303    $0.0303
250     Lynchburg       VA      $0.0320     $0.0320        $0.0320    $0.0320    $0.0320
252     Norfolk         VA      $0.0298     $0.0296        $0.0298    $0.0298    $0.0298
254     Charleston      WV      $0.0275     $0.0275        $0.0275    $0.0275    $0.0275
256     Wheeling        WV      $0.0308     $0.0308        $0.0308    $0.0308    $0.0308
320     Cleveland       OH      $0.0341     $0.0359        $0.0362    $0.0362    $0.0362
322     Youngstown      OH      $0.0362     $0.0374        $0.0374    $0.0374    $0.0374
324     Columbus        OH      $0.0312     $0.0323        $0.0323    $0.0323    $0.0323
325     Akron           OH      $0.0322     $0.0334        $0.0335    $0.0335    $0.0335


            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 2 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
326     Toledo          OH      $0.0366     $0.0377         $0.0378     $0.0378     $0.0378
328     Dayton          OH      $0.0332     $0.0340         $0.0341     $0.0341     $0.0341
330     Evansville      IN      $0.0373     $0.0373         $0.0373     $0.0373     $0.0373
332     South Bend      IN      $0.0479     $0.0492         $0.0492     $0.0492     $0.0492
334     Fort Wayne      IN      $0.0535     $0.0535         $0.0535     $0.0535     $0.0535
336     Indianapolis    IN      $0.0324     $0.0333         $0.0333     $0.0333     $0.0333
338     Vincennes       IN      $0.0438     $0.0438         $0.0438     $0.0438     $0.0438
340     Detroit         MI      $0.0255     $0.020          $0.0260     $0.0260     $0.0260
342     Marquette       MI      $0.0297     $0.0298         $0.0298     $0.0298     $0.0298
344     Saginaw         MI      $0.0353     $0.0362         $0.0363     $0.0363     $0.03563
346     Lansing         MI      $0.0282     $0.0292         $0.0292     $0.0292     $0.0292
348     Grand Rapids    MI      $0.0292     $0.0301         $0.0301     $0.0301     $0.0301
350     Green Bay       WI      $0.0362     $0.0373         $0.0373     $0.0373     $0.0373
352     Eau Claire      WI      $0.0438     $0.0438         $0.0438     $0.0438     $0.0438
354     Madison         WI      $0.0416     $0.0426         $0.0427     $0.0427     $0.0427
356     Milwaukee       WI      $0.0279     $0.0294         $0.0296     $0.0296     $0.0296
358     Chicago         IL      $0.0255     $0.0255         $0.0255     $0.0255     $0.0255
360     Rockford        IL      $0.0301     $0.0303         $0.0303     $0.0303     $0.0303
362     Cairo/Mound Cty IL      $0.0467     $0.0467         $0.0467     $0.0467     $0.0467
364     Sterling/Dekalb IL      $0.0401     $0.0403         $0.0403     $0.0403     $0.0403
366     Bloomington     IL      $0.0443     $0.0446         $0.0446     $0.0446     $0.0446
368     Peoria          IL      $0.0316     $0.0318         $0.0318     $0.0318     $0.0318
370     Champ-Urbana    IL      $0.0283     $0.0286         $0.0285     $0.0286     $0.0286
374     Springfield     IL      $0.0276     $0.0276         $0.0276     $0.0276     $0.0276
376     Quincy          IL      $0.0382     $0.0328         $0.0382     $0.0382     $0.0382
420     Asheville       NC      $0.0419     $0.0419         $0.0417     $0.0419     $0.0419
422     Charlotte       NC      $0.0404     $0.0404         $0.0387     $0.0404     $0.0404
424     Greensboro      NC      $0.0437     $0.0437         $0.0424     $0.0437     $0.0437
426     Raleigh         NC      $0.0391     $0.0381         $0.0391     $0.0391     $0.0391
428     Wilmington      NC      $0.0367     $0.0367         $0.0367     $0.0367     $0.0367
430     Greenville      SC      $0.0344     $0.0344         $0.0338     $0.0344     $0.0344
432     Florence        SC      $0.0434     $0.0434         $0.0419     $0.0434     $0.0434
434     Columbia        SC      $0.0373     $0.0373         $0.0354     $0.0373     $0.0373
436     Charleston      SC      $0.0359     $0.0359         $0.0359     $0.0359     $0.0359
438     Atlanta         GA      $0.0325     $0.0324         $0.0288     $0.0325     $0.0325


            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 3 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM

440     Savannah        GA      $0.0465     $0.0465       $0.0448     $0.0465     $0.0465
442     Augusta         GA      $0.0307     $0.0307       $0.0301     $0.0307     $0.0307
444     Albany          GA      $0.0422     $0.0422       $0.0400     $0.0422     $0.0422
446     Macon           GA      $0.0417     $0.0417       $0.0409     $0.0417     $0.0417
448     Pensacola       FL      $0.0369     $0.0369       $0.0356     $0.0369     $0.0369
450     Panama City     FL      $0.0401     $0.0401       $0.0401     $0.0401     $0.0401
452     Jacksonville    FL      $0.0318     $0.0318       $0.0310     $0.0318     $0.0318
454     Gainesville     FL      $0.0416     $0.0416       $0.0406     $0.0416     $0.0416
456     Daytona Beach   FL      $0.0293     $0.0293       $0.0284     $0.0293     $0.0293
458     Orelando        FL      $0.0374     $0.0374       $0.0364     $0.0374     $0.0374
460     Miami           FL      $0.0296     $0.0296       $0.0288     $0.0296     $0.0296
462     Louisville      KY      $0.0367     $0.0372       $0.0372     $0.0372     $0.0372
464     Madisonville    KY      $0.0366     $0.0366       $0.0349     $0.0366     $0.0366
466     Lexington       KY      $0.0481     $0.0487       $0.0487     $0.0487     $0.0487
468     Memphis         TN      $0.0349     $0.0349       $0.0338     $0.0349     $0.0349
470     Nashville       TN      $0.0378     $0.0378       $0.0360     $0.0378     $0.0378
472     Chattanooga     TN      $0.0383     $0.0383       $0.0376     $0.0383     $0.0383
474     Knoxville       TX      $0.0389     $0.0389       $0.0368     $0.0389     $0.0389
476     Birmingham      AL      $0.0357     $0.0357       $0.0334     $0.0357     $0.0357
477     Huntsville      AL      $0.0332     $0.0332       $0.0326     $0.0332     $0.0332
478     Montgomery      AL      $0.0422     $0.0422       $0.0400     $0.0422     $0.0422
480     Mobile          AL      $0.0369     $0.0369       $0.0357     $0.0369     $0.0369
482     Jackson         MS      $0.0361     $0.0361       $0.0351     $0.0361     $0.0361
484     Gulfport        MS      $0.0340     $0.0340       $0.0340     $0.0340     $0.0340
486     Shreveport      LA      $0.0344     $0.0344       $0.0344     $0.0321     $0.0344
488     Lake Charles    LA      $0.0367     $0.0367       $0.0367     $0.0367     $0.0367
490     New Orleans     LA      $0.0330     $0.0330       $0.0330     $0.0325     $0.0330
492     Baton Rouge     LA      $0.0349     $0.0349       $0.0349     $0.0340     $0.0349
520     St. Louis       MO      $0.0289     $0.0293       $0.0293     $0.0293     $0.0293
521     Jefferson City  MO      $0.0657     $0.0659       $0.0659     $0.0659     $0.0659
522     Springfield     MO      $0.0417     $0.0418       $0.0418     $0.0418     $0.0418
525     Kansas City     MO      $0.0301     $0.0307       $0.0307     $0.0307     $0.0307
526     Fort Smith      AR      $0.0335     $0.0335       $0.0335     $0.0335     $0.0335
528     Little Rock     AR      $0.0401     $0.0401       $0.0401     $0.0401     $0.0401
530     Pine Bluff      AR      $0.0369     $0.0369       $0.0369     $0.0369     $0.0369



            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 4 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
532     Wichita         KS      $0.0386     $0.0386       $0.0386     $0.0386     $0.0386
534     Topeka          KS      $0.0441     $0.0446       $0.0446     $0.0446     $0.0446
536     Oklahoma City   OK      $0.0298     $0.0298       $0.0209     $0.0278     $0.0298
538     Tulsa           OK      $0.0326     $0.0326       $0.0326     $0.0308     $0.0326
540     El Paso         TX      $0.0255     $0.0255       $0.0255     $0.0255     $0.0255
542     Midland         TX      $0.0317     $0.0317       $0.0317     $0.0317     $0.0317
544     Lubbock         TX      $0.0266     $0.0266       $0.0266     $0.0266     $0.0266
546     Amarillo        TX      $0.0367     $0.0367       $0.0367     $0.0367     $0.0367
548     Wichita Falls   TX      $0.0295     $0.0295       $0.0295     $0.0287     $0.0295
550     Abilene         TX      $0.0297     $0.0297       $0.0297     $0.0296     $0.0297
552     Dallas          TX      $0.0307     $0.0307       $0.0307     $0.0274     $0.0307
554     Longview        TX      $0.0356     $0.0356       $0.0356     $0.0348     $0.0356
556     Waco            TX      $0.0404     $0.0404       $0.0404     $0.0397     $0.0404
558     Austin          TX      $0.0268     $0.0268       $0.0268     $0.0268     $0.0268
550     Houston         TX      $0.0292     $0.0292       $0.0292     $0.0275     $0.0292
562     Beaumont        TX      $0.0285     $0.0285       $0.0285     $0.0285     $0.0285
564     Corpus Christi  TX      $0.0285     $0.0285       $0.0285     $0.0285     $0.0285
566     San Antonio     TX      $0.0282     $0.0282       $0.0282     $0.0282     $0.0282
568     Harlingen       TX      $0.0275     $0.0275       $0.0275     $0.0275     $0.0275
570     Ryan            TX      $0.0412     $0.0412       $0.0412     $0.0407     $0.0412
620     Rochester       MN      $0.0389     $0.3096       $0.0396     $0.0396     $0.0396
624     Duluth          MN      $0.0286     $0.0290       $0.0290     $0.0290     $0.0290
626     St. Cloud       MN      $0.0374     $0.0377       $0.0377     $0.0377     $0.0377
628     Minneapolis     MN      $0.0255     $0.0258       $0.0258     $0.0258     $0.0258
630     Sioux City      IA      $0.0331     $0.0331       $0.0331     $0.0331     $0.0331
632     Des Moines      IA      $0.0353     $0.0357       $0.0357     $0.0357     $0.0357
634     Davenport       IA      $0.0309     $0.0312       $0.0312     $0.0312     $0.0312
635     Cedar Rapids    IA      $0.0304     $0.0307       $0.0307     $0.0307     $0.0307
636     Fargo           ND      $0.0344     $0.0344       $0.0344     $0.0344     $0.0344
638     Bismarck        ND      $0.0484     $0.0484       $0.0484     $0.0484     $0.0484
640     Sioux Falls     SD      $0.0320     $0.0321       $0.0321     $0.0321     $0.0321
644     Omaha           NE      $0.0256     $0.0260       $0.0260     $0.0260     $0.0260
646     Grand Island    NE      $0.0436     $0.0436       $0.0436     $0.0436     $0.0436
648     Helena          MT      $0.0336     $0.0336       $0.0336     $0.0336     $0.0336
650     Billings        MT      $0.0295     $0.0295       $0.0295     $0.0292     $0.0293


            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 5 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
652     Boise           ID      $0.0298     $0.0298       $0.0298     $0.0298     $0.0298
654     Cheyenne        WY      $0.0288     $0.0288       $0.0288     $0.0288     $0.0288
656     Denver          CO      $0.0312     $0.0312       $0.0312     $0.0299     $0.0312
658     Colorado Spgs   CO      $0.0261     $0.0261       $0.0261     $0.0258     $0.0261
660     Salt Lake City  UT      $0.0258     $0.0258       $0.0258     $0.0255     $0.0258
664     Albuquerque     NM      $0.0325     $0.0325       $0.0325     $0.0325     $0.0325
666     Phoenix         AZ      $0.0271     $0.0271       $0.0271     $0.0271     $0.0265
668     Tucson          AZ      $0.0255     $0.0255       $0.0255     $0.0255     $0.0255
670     Eugene          OR      $0.0389     $0.0389       $0.0389     $0.0389     $0.0389
672     Portland        OR      $0.0356     $0.0356       $0.0356     $0.0356     $0.0348
674     Seattle         WA      $0.0327     $0.0327       $0.0327     $0.0327     $0.0315
676     Spokane         WA      $0.030      $0.0320       $0.0320     $0.0320     $0.0320
720     Reno            NV      $0.0362     $0.0362       $0.0362     $0.0362     $0.0354
721     Las Vegas       NV      $0.0275     $0.0275       $0.0275     $0.0275     $0.0275
722     San Francisco   CA      $0.0257     $0.0257       $0.0257     $0.0257     $0.0255
724     Redding/Chico   CA      $0.0337     $0.0337       $0.0337     $0.0337     $0.0337
726     Sacramento      CA      $0.0387     $0.3087       $0.0387     $0.0387     $0.0375
728     Fresno          CA      $0.0282     $0.0282       $0.0282     $0.0282     $0.0274
730     Los Angeles     CA      $0.0265     $0.0265       $0.0265     $0.0265     $0.0255
732     San Diego       CA      $0.0256     $0.0256       $0.0256     $0.0256     $0.0255
734     Bakersfield     CA      $0.0272     $0.0272       $0.0272     $0.0272     $0.0257
736     Monterey/Salin. CA      $0.0255     $0.0255       $0.0255     $0.0255     $0.0255
738     Stockton        CA      $0.0287     $0.0287       $0.0287     $0.0287     $0.0275
740     S. Luis Obispo  CA      $0.0271     $0.0271       $0.0271     $0.0271     $0.0258
820     Puerto Rico     PR      $0.0938     $0.0938       $0.0930     $0.0938     $0.0938
822     Virgin Islands USVI     $0.0938     $0.0938       $0.0930     $0.0938     $0.0938
832     Alaska          AK      $0.0938     $0.0938       $0.0938     $0.0938     $0.0935
834     Hawaii          HI      $0.1124     $0.1124       $0.1124     $0.1124     $0.1124
920     Hartford        CT      $0.0321     $0.0321       $0.0321     $0.0321     $0.0321
921     Fishers Island  NY      $0.0957     $0.0954       $0.0957     $0.0957     $0.0957
922     Cincinnati      OH      $0.0377     $0.0384       $0.0384     $0.0384     $0.0384
923     Lima            OH      $0.0654     $0.0656       $0.0656     $0.0656     $0.0656
924     Erie            PA      $0.0463     $0.0475       $0.0475     $0.0475     $0.0475
927     Harrisonburg    VA      $0.0648     $0.0648       $0.0648     $0.0648     $0.0648
928     Charlottesvl    VA      $0.0436     $0.0419       $0.0436     $0.0436     $0.0436



            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(a)
                                                                     Page 6 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
929     Edinburg        VA      $0.0575     $0.0575         $0.0575   $0.0575     $0.0575
930     Eppes Fork      NC      $0.0957     $0.0957         $0.0957   $0.0957     $0.0957
932     Bluefield       WV      $0.0559     $0.0559         $0.0559   $0.0559     $0.0559
937     Richmond        IN      $0.0538     $0.0538         $0.0538   $0.0538     $0.0538
938     Terre Haute     IN      $0.0522     $0.0522         $0.0522   $0.0522     $0.0522
939     Fort Myers      FL      $0.0485     $0.0485         $0.0475   $0.0485     $0.0485
949     Fayetteville    NC      $0.0460     $0.0460         $0.0460   $0.0460     $0.0460
951     Rocky Mount     NC      $0.0447     $0.0447         $0.0447   $0.0447     $0.0447
952     Tampa           FL      $0.0293     $0.0293         $0.0272   $0.0293     $0.0293
953     Tallahassee     FL      $0.0494     $0.0494         $0.0494   $0.0494     $0.0494
955     Dothan          AL      $0.0957     $0.957          $0.0957   $0.0957     $0.0957
956     Kingsport       TN      $0.0463     $0.0463         $0.0463   $0.0463     $0.0463
958     Lincoln         NE      $0.0469     $0.0473         $0.0473   $0.0473     $0.0473
960     Coeur D'Alene   ID      $0.0724     $0.0724         $0.0724   $0.0724     $0.0724
961     San Angelo      TX      $0.0428     $0.0428         $0.0428   $0.0428     $0.0428
963     Kalispell       MT      $0.0957     $0.0957         $0.0957   $0.0957     $0.0957
973     Palm Springs    CA      $0.0276     $0.0276         $0.0276   $0.0276     $0.0271
974     Rochester       NY      $0.0386     $0.0376         $0.0393   $0.0393     $0.0393
976     Matoon          IL      $0.0634     $0.0534         $0.0534   $0.0534     $0.0534
977     Galesburg       IL      $0.0440     $0.0442         $0.0442   $0.0442     $0.0442
978     Olney           IL      $0.0448     $0.0448         $0.0448   $0.0448     $0.0448
980     Tsaile          AZ      $0.0957     $0.0957         $0.0957   $0.0957     $0.0957
981     Monument Valley UT      $0.0957     $0.0957         $0.0957   $0.0957     $0.0957



DIRECTORY ASSISTANCE    $0.4200 per call

            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(b)
                                                                     Page 1 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE


93      Afganistan            $1.8319         238     Cape Verde                $0.6179
355     Albania               $0.5000         897     Cayman Islands            $0.3723
213     Algeria               $0.5143         236     Central Africa            $0.9054
684     Amer Somoa            $0.6555         235     Chad                      $1.2696
376     Andorra               $0.3399         56      Chile                     $0.2606
244     Angola                $0.4748         86      China Prc                 $0.5888
891     Anguilla              $0.5179         672     Christmas Island          $0.4941
672     Antarctica - Casey    $0.4941         61      Cocos-Kelling Island      $0.1155
672     Antarctica - Scott    $0.4941         57      Colombia                  $0.4286
892     Antigua               $0.4179         242     Congo                     $1.1663
54      Argentina             $0.5082         682     Cook Island               $1.1449
374     Armenia               $0.7688         506     Costa Rica                $0.4071
297     Aruba                 $0.3778         395     Croatia                   $0.3578
247     Ascension Islands     $1.2733         53      Cuba                      $0.6439
61      Australia             $0.1155         357     Cyprus                    $0.3179
43      Austria               $0.2059         42      Czech                     $0.3433
994     Azerbaijan            $1.1429         45      Denmark                   $0.1616
893     Bahamas               $0.1968         246     Diego Garcia              $0.7606
973     Bahrain               $0.7848         253     Djibouti                  $0.8000
880     Bangladesh            $0.9933         898     Dominica                  $0.5290
894     Barbados              $0.5120         899     Dominican Republic        $0.2756
375     Belarus               $0.5841         593     Ecuador                   $0.5561
32      Belgium               $0.1570         20      Egypt                     $0.7804
501     Bolize                $0.7991         503     El Salvador               $0.4817
229     Benin                 $0.5804         240     Equatorial Guinea         $1.6408
895     Bermuda               $0.2298         291     Eritrea                   $1.2896
975     Bilutan               $0.8735         372     Estonia                   $0.2711
591     Bolivia               $0.7060         251     Ethiopia                  $0.9675
387     Bosnia & Herzegovina  $0.5084         298     Faeroe Islands            $0.3416
267     Botswana              $0.4690         500     Falkland Islands          $0.9654
55      Brazil                $0.4416         679     Fiji Is                   $0.9565
896     British Virg Islands  $0.3451         358     Finland                   $0.1768
673     Brunei                $0.4816         33      France                    $0.1468
359     Bulgaria              $0.4428         594     French Guiana             $0.4679
226     Burkino Faso          $0.7178         689     French Polynesia          $0.6566
95      Burma/Myanmar         $1.2205         241     Gabon                     $0.9060
257     Burundi               $.06790         220     Gambia                    $0.6253
855     Cambodia              $1.0005         995     Georgia                   $0.7818
237     Cameroon              $0.8758         49      Germany                   $0.1214
34      Canary Island         $0.2606         233     Ghana                     $0.5464


           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]
                                       22

                                                                    Exhibit C(b)
                                                                     Page 2 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

350     Gibraltar                   $0.4858         961     Lebanan                   $0.8770
686     Gilbert Island              $0.8816         266     Lesotho                   $0.9013
30      Greece                      $0.3534         231     Liberia                   $0.7313
299     Greenland                   $0.5564         218     Libya                     $0.4330
900     Grenada                     $0.5505         41      Liechtenstein             $0.1421
590     Guadeloupe                  $0.4915         370     Lithuania                 $0.8736
671     Guam                        $0.1699         352     Luxembourg                $0.2054
53      Guantanamo Bay              $0.6439         853     Macao                     $0.5083
502     Guatemala                   $0.4608         389     Macedonia                 $0.5785
224     Guinea                      $0.7054         261     Madagascar                $0.7908
245     Guinea Bissau               $0.7183         265     Malawi                    $0.5938
592     Guyana                      $0.8469         60      Malaysia                  $0.3169
509     Haiti                       $0.6309         960     Maldives                  $1.0811
504     Honduras                    $0.5516         223     Mali Republic             $1.2560
852     Hong Kong, Chia             $0.2793         356     Malta                     $0.2910
36      Hungary                     $0.2618         692     Marshal Islands           $0.5326
354     Iceland                     $0.2578         596     Martinique                $0.3250
91      India                       $0.7580         222     Mauritania                $0.5054
62      Indonesia                   $0.5736         230     Mauritius                 $0.6586
871     Inmarsat (AOR)              $7.6865         269     Mayotte (Comoros)         $1.2490
873     Inmarsat (IOR)              $6.8929         691     Micronesia                $0.7955
872     Inmarsat (POR)              $7.5191         373     Moldava                   $0.5829
874     Inmarsat (WAT)              $6.8929         377     Monaco                    $0.2053
98      Iran                        $0.9080         976     Mongolia                  $1.4199
964     Iraq                        $1.3884         902     Montserrat                $0.6353
353     Ireland                     $0.1575         212     Morocco                   $0.5080
972     Israel                      $0.2055         258     Mozambique                $0.7160
39      Italy                       $0.1893         264     Namibia                   $0.5480
225     Ivory Coast (Cote D'Ivoire) $0.9018         674     Nauru                     $1.0554
901     Jamaica                     $0.5231         977     Nepal                     $0.8415
81      Japan                       $0.2556         599     Netherland Antilles       $0.2905
962     Jordan                      $0.9413         31      Netherlands               $0.1320
7       Kazakhstan                  $0.6804         903     Nevis                     $0.5833
254     Kenya                       $0.6828         687     New Caledonia             $0.7244
686     Kiribati                    $0.8816         64      New Zealand               $0.1416
850     Korea (North)               $0.9941         505     Nicaragua                 $0.4741
82      Korea (South)               $0.3972         227     Niger Republic            $0.9425
965     Kuwait                      $0.8245         234     Nigeria                   $0.6919
996     Kyrgyzstan                  $0.9691         683     Niue Island               $2.5093
856     Laos                        $0.9229         672     Norfolk Island            $0.4941
371     Latvia                      $0.4123         47      Norway                    $0.1274


           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(b)
                                                                     Page 3 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

968     Oman                        $0.8653         268     Swaziland                 $0.4713
92      Pakistan                    $0.9633         46      Sweden                    $0.1173
680     Papau Republic              $1.0859         41      Switzerland               $0.1421
507     Panama                      $0.5888         963     Syria                     $0.9428
675     Papua New Guinea            $0.6191         886     Taiwan                    $0.4186
595     Paraguay                    $0.9020         992     Tajikstan                 $0.7616
51      Peru                        $0.5806         255     Tanzania                  $1.1003
63      Philippines                 $0.3882         66      Thailand                  $0.6050
48      Poland                      $0.3160         228     Togo                      $0.9433
351     Portugal                    $0.3054         676     Tonga                     $1.0128
974     Qatar                       $0.9111         907     Trinidad/Tobago           $0.5893
262     Reunion Island              $0.7581         216     Tunisia                   $0.5500
40      Romania                     $0.4435         90      Turkey                    $0.4110
7       Russia                      $0.5024         993     Turkmnistan               $0.9916
250     Rwanda                      $0.7376         908     Turks/Caicos Islands      $0.4929
670     Saipan                      $0.4066         688     Tuvalu                    $0.8691
378     San Marino                  $0.5874         256     Uganda                    $0.5973
239     Sao Tome                    $1.1360         380     Ukraine                   $0.4193
966     Saudi Arabia                $0.7651         971     United Arab Emirates      $0.5085
221     Senegal                     $1.2304         44      United Kingdom            $0.0913
248     Seychelles Island           $1,5034         598     Uruguay                   $0.7304
232     Siera Leone                 $0.8639         998     Uzbekistan                $0.8516
65      Singapore                   $0.3592         678     Vanuatu/New Hebridi       $0.7796
42      Slovak                      $0.3433         379     Vatican City              $0.4546
386     Slovenia                    $0.2320         58      Venezuela                 $0.3664
677     Solomon Island(s)           $0.9304         84      Vietnam                   $0.9951
252     Somalia                     $1.4921         681     Wallis/Futuna             $0.3379
27      South Africa                $0.4554         685     Western Samoa             $0.7066
34      Spain                       $0.2606         967     Yemen                     $0.7466
94      Sri Lanka                   $0.9073         381     Yugoslavia/Serbia         $0.4864
290     St. Helena                  $0.9429         243     Zaire                     $0.6541
904     St. Kitts                   $0.4929         260     Zambia                    $0.7804
905     St. Lucia                   $0.5533         259     Zanzibar                  $1.1680
508     St. Pierre                  $0.5533         263     Zimbabwe                  $0.6000
906     St. Vincent                 $0.6019
249     Sudan                       $0.9076
597     Suriname                    $1.1870


           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(b)
                                                                     Page 4 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

521     MEXICO 1        $0.2026        $0.1493
522     MEXICO 2        $0.2376        $0.1851
523     MEXICO 3        $0.3358        $0.2295
524     MEXICO 4        $0.3786        $0.2771
525     MEXICO 5        $0.4051        $0.3112
526     MEXICO 6        $0.3614        $0.3517
527     MEXICO 7        $0.3614        $0.3517
528     MEXICO 8        $0.3614        $0.3517



204     Manitoba                  $0.0955
250     British Columbia          $0.0825
306     Saskatchewan              $0.1095
403     Alberta                   $0.0995
416     Ontario                   $0.0695
418     Quebec                    $0.0895
506     New Brunswick             $0.1075
514     Quebec                    $0.0695
519     Ontario                   $0.0695
604     British Columbia          $0.0795
613     Ontario                   $0.0695
705     Ontario                   $0.0855
709     Newfoundland              $0.1055
807     Ontario                   $0.1055
819     Quebec                    $0.0895
902     Nova Scotia/Prnc Edw Isl  $0.0995
905     Ontario                   $0.0695

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(c)
                                                                     Page 1 of 6

                      CARRIER DOMESTIC TERMINATION SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
120     Portland        ME      $0.0650     $0.0639       $0.0650     $0.0650     $0.0650
122     Nashua          NH      $0.0576     $0.0565       $0.0675     $0.0576     $0.0576
124     Burlington      VT      $0.0645     $0.0637       $0.0645     $0.0645     $0.0645
126     Springfield     MA      $0.0544     $0.0532       $0.0544     $0.0544     $0.0544
128     Boston          MA      $0.0545     $0.0525       $0.0545     $0.0545     $0.0545
130     Providence      RI      $0.0550     $0.0538       $0.0550     $0.0550     $0.0550
132     New York City   NY      $0.0440     $0.0408       $0.0441     $0.0441     $0.0441
133     Poughkeepsie    NY      $0.0588     $0.0566       $0.0588     $0.0588     $0.0588
134     Albany          NY      $0.0558     $0.0556       $0.0559     $0.0559     $0.0559
136     Syracuse        NY      $0.0549     $0.0546       $0.0553     $0.0553     $0.0553
138     Binghamton      NY      $0.0558     $0.0556       $0.0561     $0.0561     $0.0561
140     Buffalo         NY      $0.0549     $0.0546       $0.0553     $0.0553     $0.0553
220     Atlantic City   NJ      $0.0348     $0.0347       $0.0348     $0.0348     $0.0348
222     Camden          NJ      $0.0348     $0.0329       $0.0348     $0.0348     $0.0348
224     Newark          NJ      $0.0360     $0.0338       $0.0360     $0.0360     $0.0360
226     Harrisburg      PA      $0.0495     $0.0476       $0.0495     $0.0495     $0.0495
228     Harrisburg      PA      $0.0495     $0.0476       $0.0495     $0.0495     $0.0495
228     Philadelphia    PA      $0.0380     $0.0353       $0.0383     $0.0383     $0.0383
230     Altoona         PA      $0.0430     $0.0417       $0.0430     $0.0430     $0.0430
232     Scranton        PA      $0.0456     $0.0439       $0.0456     $0.0456     $0.0456
234     Pittsburgh      PA      $0.0391     $0.0402       $0.0403     $0.0403     $0.0403
236     Washington      DC      $0.0373     $0.0347       $0.0372     $0.0374     $0.0374
238     Baltimore       MD      $0.0371     $0.0354       $0.0371     $0.0371     $0.0371
240     Hagerstown      MD      $0.0400     $0.0397       $0.0400     $0.0400     $0.0400
242     Salisbury       MD      $0.0368     $0.0364       $0.0368     $0.0368     $0.0368
244     Roanoke         VA      $0.0414     $0.0414       $0.0414     $0.0414     $0.0414
246     Fredericksburg  VA      $0.0388     $0.0384       $0.0388     $0.0388     $0.0388
248     Richmond        VA      $0.0391     $0.0388       $0.0391     $0.0391     $0.0391
250     Lynchburg       VA      $0.0393     $0.0393       $0.0393     $0.0393     $0.0393
252     Norfolk         VA      $0.0388     $0.0385       $0.0388     $0.0388     $0.0388
254     Charleston      WV      $0.0396     $0.0396       $0.0396     $0.0396     $0.0396
256     Wheeling        WV      $0.0403     $0.0403       $0.0403     $0.0403     $0.0403
320     Cleveland       OH      $0.0429     $0.0447       $0.0450     $0.0450     $0.0450
322     Youngstown      OH      $0.0424     $0.0435       $0.0436     $0.0436     $0.0436
324     Columbus        OH      $0.0427     $0.0438       $0.0439     $0.0439     $0.0439


BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS.

                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(c)
                                                                     Page 2 of 6

                      CARRIER TOLL FREE TRANSPORT SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
325     Akron           OH      $0.0435     $0.0447       $0.0448     $0.0448     $0.0448
326     Toledo          OH      $0.0444     $0.0455       $0.0456     $0.0456     $0.0456
328     Dayton          OH      $0.0422     $0.0431       $0.0431     $0.0431     $0.0431
330     Evansville      IN      $0.0430     $0.0430       $0.0430     $0.0430     $0.0430
332     South Bend      IN      $0.0475     $0.0488       $0.0488     $0.0488     $0.0488
334     Fort Wayne      IN      $0.0529     $0.0529       $0.0529     $0.0529     $0.0529
336     Indianapolis    IN      $0.0435     $0.0445       $0.0445     $0.0445     $0.0445
338     Vincennes       IN      $0.0448     $0.0448       $0.0448     $0.0448     $0.0448
340     Detroit         MI      $0.0411     $0.0421       $0.0421     $0.0421     $0.0421
342     Marquette       MI      $0.0440     $0.0440       $0.0440     $0.0440     $0.0440
344     Saginaw         MI      $0.0456     $0.0466       $0.0466     $0.0466     $0.0466
346     Lansing         MI      $0.0474     $0.0484       $0.0484     $0.0484     $0.0484
348     Grand Rapids    MI      $0.0436     $0.0445       $0.0445     $0.0445     $0.0445
350     Green Bay       WI      $0.0505     $0.0516       $0.0516     $0.0516     $0.0516
352     Eau Claire      WI      $0.0556     $0.0556       $0.0556     $0.0556     $0.0556
354     Madison         WI      $0.0503     $0.0513       $0.0514     $0.0514     $0.0514
356     Milwaukee       WI      $0.0423     $0.0438       $0.0440     $0.0440     $0.0440
358     Chicago         IL      $0.0273     $0.0293       $0.0293     $0.0293     $0.0293
360     Rockford        IL      $0.0350     $0.0353       $0.0353     $0.0353     $0.0353
362     Cairo/Mound Cty IL      $0.0540     $0.0540       $0.0540     $0.0540     $0.0540
364     Sterling/Dekalb IL      $0.0454     $0.0456       $0.0456     $0.0456     $0.0456
366     Bloomington     IL      $0.0555     $0.0558       $0.0558     $0.0558     $0.0558
368     Peoria          IL      $0.0374     $0.0376       $0.0376     $0.0376     $0.0376
370     Champ-Urbana    IL      $0.0341     $0.0344       $0.0344     $0.0344     $0.0344
374     Springfield     IL      $0.0374     $0.0374       $0.0374     $0.0374     $0.0374
376     Quincy          IL      $0.0453     $0.0453       $0.0453     $0.0453     $0.0453
420     Asheville       NC      $0.0461     $0.0461       $0.0459     $0.0461     $0.0461
422     Charlotte       NC      $0.0534     $0.0534       $0.0516     $0.0534     $0.0534
424     Greensboro      NC      $0.0570     $0.0570       $0.0557     $0.0570     $0.0570
426     Raleigh         NC      $0.0485     $0.0476       $0.0485     $0.0485     $0.0485
428     Wilmington      NC      $0.0469     $0.0469       $0.0469     $0.0469     $0.0469
430     Greenville      SC      $0.0435     $0.0435       $0.0428     $0.0435     $0.0435
432     Florence        SC      $0.0481     $0.0481       $0.0466     $0.0481     $0.0481
434     Columbia        SC      $0.0436     $0.0436       $0.0417     $0.0436     $0.0436


BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                                                   [Initials JG]
                                                                  [Initials BVF]



                                                                    Exhibit C(c)
                                                                     Page 3 of 6

                      CARRIER TOLL FREE TRANSPORT SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
436     Charleston      SC      $0.0430     $0.0430       $0.0430     $0.0430    $0.0430
438     Atlanta         GA      $0.0428     $0.0427       $0.0391     $0.0428    $0.0428
440     Savannah        GA      $0.0524     $0.0524       $0.0506     $0.0524    $0.0524
442     Augusta         GA      $0.0418     $0.0418       $0.0412     $0.0418    $0.0418
444     Albany          GA      $0.0434     $0.0434       $0.0412     $0.0434    $0.0434
446     Macon           GA      $0.0444     $0.0444       $0.0436     $0.0444    $0.0444
448     Pensacola       FL      $0.0431     $0.0431       $0.0418     $0.0431    $0.0431
450     Panama City     FL      $0.0459     $0.0459       $0.0459     $0.0459    $0.0459
452     Jacksonville    FL      $0.0484     $0.0484       $0.0476     $0.0484    $0.0484
454     Gainesville     FL      $0.0461     $0.0461       $0.0452     $0.0461    $0.0461
456     Daytona Beach   FL      $0.0409     $0.0409       $0.0400     $0.0409    $0.0409
458     Orlando         FL      $0.0443     $0.0443       $0.0423     $0.0443    $0.0443
460     Miami           FL      $0.0411     $0.0411       $0.0404     $0.0411    $0.0411
462     Louisville      KY      $0.0463     $0.0469       $0.0469     $0.0469    $0.0469
464     Madisonville    KY      $0.0453     $0.0453       $0.0436     $0.0453    $0.0453
466     Lexington       KY      $0.0494     $0.0500       $0.0500     $0.0500    $0.0500
468     Memphis         TN      $0.0454     $0.0454       $0.0443     $0.0454    $0.0454
470     Nashville       TN      $0.0465     $0.0465       $0.0447     $0.0465    $0.0465
472     Chattanooga     TN      $0.0480     $0.0480       $0.0473     $0.0480    $0.0480
474     Knoxville       TN      $0.0489     $0.0489       $0.0467     $0.0489    $0.0489
476     Birmingham      AL      $0.0435     $0.0435       $0.0412     $0.0435    $0.0435
477     Huntsville      AL      $0.0431     $0.0431       $0.0426     $0.0431    $0.0431
478     Montgomery      AL      $0.0475     $0.0475       $0.0453     $0.0475    $0.0475
480     Mobile          AL      $0.0534     $0.0534       $0.0521     $0.0534    $0.0534
482     Jackson         MS      $0.0473     $0.0473       $0.0462     $0.0473    $0.0473
484     Gulfport        MS      $0.0451     $0.0451       $0.0451     $0.0451    $0.0451
486     Shreveport      LA      $0.0444     $0.0444       $0.0444     $0.0420    $0.0444
488     Lake Charles    LA      $0.0455     $0.0455       $0.0455     $0.0455    $0.0455
490     New Orleans     LA      $0.0439     $0.0439       $0.0439     $0.0434    $0.0439
492     Baton Rouge     LA      $0.0451     $0.0451       $0.0451     $0.0442    $0.0451
520     St. Louis       MO      $0.0344     $0.0349       $0.0349     $0.0349    $0.0349
521     Jefferson City  MO      $0.0590     $0.0591       $0.0591     $0.0591    $0.0591
522     Springfield     MO      $0.0413     $0.0414       $0.0414     $0.0414    $0.0414
524     Kansas City     MO      $0.0342     $0.0349       $0.0349     $0.0349    $0.0349


BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(c)
                                                                     Page 4 of 6

                      CARRIER TOLL FREE TRANSPORT SERVICE

                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
526     Fort Smith      AR      $0.0383     $0.0383         $0.0383   $0.0383     $0.0383
528     Little Rock     AR      $0.0568     $0.0568         $0.0568   $0.0568     $0.0568
530     Pine Bluff      AR      $0.0404     $0.0404         $0.0404   $0.0404     $0.0404
532     Wichita         KS      $0.0365     $0.0365         $0.0365   $0.0365     $0.0365
534     Topeka          KS      $0.0374     $0.0379         $0.0379   $0.0379     $0.0379
536     Oklahoma City   OK      $0.0374     $0.0374         $0.0374   $0.0354     $0.0374
538     Tulsa           OK      $0.0429     $0.0429         $0.0429   $0.0411     $0.0429
540     El Paso         TX      $0.0313     $0.0313         $0.0313   $0.0313     $0.0313
542     Midland         TX      $0.0358     $0.0358         $0.0358   $0.0358     $0.0358
544     Lubbock         TX      $0.0345     $0.0345         $0.0345   $0.0345     $0.0345
546     Amarillo        TX      $0.0383     $0.0383         $0.0383   $0.0383     $0.0383
548     Wichita Falls   TX      $0.0325     $0.0325         $0.0325   $0.0318     $0.0325
550     Abilene         TX      $0.0325     $0.0325         $0.0325   $0.0324     $0.0325
552     Dallas          TX      $0.0374     $0.0374         $0.0374   $0.0340     $0.0374
554     Longview        TX      $0.0423     $0.0423         $0.0423   $0.0415     $0.0423
556     Waco            TX      $0.0436     $0.0436         $0.0436   $0.0429     $0.0436
558     Austin          TX      $0.0331     $0.0331         $0.0331   $0.0331     $0.0331
560     Houston         TX      $0.0383     $0.0383         $0.0383   $0.0365     $0.0383
562     Beaumont        TX      $0.0329     $0.0329         $0.0329   $0.0329     $0.0329
564     Corpus Christi  TX      $0.0346     $0.0346         $0.0346   $0.0346     $0.0346
566     San Antonio     TX      $0.0341     $0.0341         $0.0341   $0.0341     $0.0341
568     Harlingen       TX      $0.0333     $0.0333         $0.0333   $0.0333     $0.0333
570     Bryan           TX      $0.0481     $0.0481         $0.0481   $0.0477     $0.0481
620     Rochester       MN      $0.0446     $0.0453         $0.0453   $0.0453     $0.0453
626     St. Cloud       MN      $0.0430     $0.0433         $0.0433   $0.0433     $0.0433
628     Minneapolis     MN      $0.0348     $0.0353         $0.0353   $0.0353     $0.0353
630     Sioux City      IA      $0.0570     $0.0570         $0.0570   $0.0570     $0.0570
632     Des Moines      IA      $0.0568     $0.0572         $0.0572   $0.0572     $0.0572
634     Davenport       IA      $0.0510     $0.0513         $0.0513   $0.0513     $0.0513
635     Cedar Rapids    IA      $0.0572     $0.0575         $0.0575   $0.0575     $0.0575
636     Fargo           ND      $0.0420     $0.0420         $0.0420   $0.0420     $0.0420
638     Bismarck        ND      $0.0694     $0.0694         $0.0694   $0.0694     $0.0694
640     Sioux Falls     SD      $0.0422     $0.0423         $0.0423   $0.0423     $0.0423


BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(c)
                                                                     Page 5 of 6

                      CARRIER TOLL FREE TRANSPORT SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
644     Omaha           NE      $0.0405     $0.0409        $0.0409    $0.0409    $0.0409
646     Grand Island    NE      $0.0496     $0.0496        $0.0496    $0.0496    $0.0496
648     Helena          MT      $0.0426     $0.0426        $0.0426    $0.0426    $0.0426
650     Billings        MT      $0.0396     $0.0396        $0.0396    $0.0349    $0.0394
652     Boise           ID      $0.0410     $0.0410        $0.0410    $0.0410    $0.0410
654     Cheyenne        WY      $0.0399     $0.0399        $0.0399    $0.0399    $0.0399
656     Denver          CO      $0.0356     $0.0356        $0.0356    $0.0343    $0.0356
658     Colorado Spgs   CO      $0.0369     $0.0369        $0.0369    $0.0366    $0.0369
670     Eugene          OR      $0.0399     $0.0399        $0.0399    $0.0399    $0.0399
672     Portland        OR      $0.0416     $0.0416        $0.0416    $0.0416    $0.0409
674     Seattle         WA      $0.0424     $0.0424        $0.0424    $0.0424    $0.0412
676     Spokane         WA      $0.0409     $0.0409        $0.0409    $0.0409    $0.0409
720     Reno            NV      $0.0455     $0.0455        $0.0455    $0.0455    $0.0447
721     Las Vegas       NV      $0.0303     $0.0303        $0.0303    $0.0303    $0.0303
722     San Francisco   CA      $0.0270     $0.0270        $0.0270    $0.0270    $0.0270
724     Redding/Chico   CA      $0.0375     $0.0375        $0.0375    $0.0375    $0.0375
726     Sacramento      CA      $0.0306     $0.0306        $0.0306    $0.0306    $0.0294
728     Fresno          CA      $0.0301     $0.0301        $0.0301    $0.0301    $0.0293
730     Los Angeles     CA      $0.0306     $0.0306        $0.0306    $0.0306    $0.0282
732     San Diego       CA      $0.0260     $0.0260        $0.0260    $0.0260    $0.0260
734     Bakersfield     CA      $0.0270     $0.0270        $0.0270    $0.0270    $0.0255
736     Monterey/Salin. CA      $0.0260     $0.0260        $0.0260    $0.0260    $0.0260
738     Stockton        CA      $0.0284     $0.0284        $0.0284    $0.0284    $0.0272
740     S. Luis Obispo  CA      $0.0373     $0.0373        $0.0373    $0.0373    $0.0360
920     Hartford        CT      $0.0436     $0.0436        $0.0436    $0.0436    $0.0436
921     Fishers Island  NY      $0.0971     $0.0968        $0.0971    $0.0971    $0.0971
922     Cincinnati      OH      $0.0443     $0.0450        $0.0450    $0.0450    $0.0450
923     Lima            OH      $0.0539     $0.0541        $0.0541    $0.0541    $0.0541
924     Erie            PA      $0.0477     $0.0489        $0.0490    $0.0490    $0.0490

BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                 CANADA - 30 SECOND INITIAL/6 SECOND INCREMENTS


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                    Exhibit C(c)
                                                                     Page 6 of 6

                      CARRIER TOLL FREE TRANSPORT SERVICE


                                  F.O.B.     F.O.B.        F.O.B.     F.O.B.      F.O.B.
                                 Chicago     BOSTON       Atlanta     Dallas     Billings
                                Cleveland    NEW YORK      Tampa      Denver    Los Angeles
                                 Detroit   PHILADELPHIA                        San Francisco
                                Milwaukee   ROCHESTER                            Seattle
                                           WASHINGTON

                                MIDWEST    NORTHEAST      SOUTHEAST  SOUTHWEST      WEST
LATA    CITY           STATE      RPM         RPM            RPM        RPM         RPM
927     Harrisonburg    VA      $0.0439     $0.0439         $0.0439   $0.0439     $0.0439
928     Charlottsvl     VA      $0.0416     $0.0400         $0.0416   $0.0416     $0.0416
929     Edinburg        VA      $0.0618     $0.0618         $0.0618   $0.0618     $0.0618
930     Eppes Fork      NC      $0.0971     $0.0971         $0.0971   $0.0971     $0.0971
923     Bluefield       WV      $0.0605     $0.0605         $0.0604   $0.0605     $0.0605
937     Richmond        IN      $0.0526     $0.0526         $0.0526   $0.0526     $0.0526
938     Terre Haute     IN      $0.0533     $0.0533         $0.0533   $0.0563     $0.0533
939     Fort Myers      FL      $0.0451     $0.0451         $0.0441   $0.0451     $0.0451
949     Fayetteville    NC      $0.0453     $0.0453         $0.0453   $0.0453     $0.0453
951     Rocky Mount     NC      $0.0428     $0.0428         $0.0428   $0.0428     $0.0428
952     Tampa           FL      $0.0406     $0.0406         $0.0385   $0.0406     $0.0406
953     Tallahassee     FL      $0.0463     $0.0463         $0.0463   $0.0463     $0.0463
955     Nathan          AL      $0.0971     $0.0971         $0.0971   $0.0971     $0.0971
956     Kingsport       TN      $0.0421     $0.0421         $0.0421   $0.0421     $0.0421
958     Lincoln         NE      $0.0472     $0.0476         $0.0476   $0.0476     $0.0476
960     Coeur D'Alene   ID      $0.0743     $0.0743         $0.0743   $0.0743     $0.0743
961     San Angelo      TX      $0.0490     $0.0490         $0.0490   $0.0490     $0.0490
963     Lalispell       MT      $0.0971     $0.0971         $0.0971   $0.0971     $0.0971
973     Palm Springs    CA      $0.0408     $0.0408         $0.0408   $0.0408     $0.0403
974     Rochester       NY      $0.0419     $0.0409         $0.0426   $0.0426     $0.0426
976     Matoon          IL      $0.0568     $0.0568         $0.0568   $0.0568     $0.0568
977     Galesburg       IL      $0.0497     $0.0499         $0.0499   $0.0499     $0.0499
978     Olney           IL      $0.0539     $0.0539         $0.0539   $0.0539     $0.0539
980     Tsaile          AZ      $0.0971     $0.0971         $0.0971   $0.0971     $0.0971
981     Monument Valley UT      $0.0971     $0.0971         $0.0971   $0.0971     $0.0971


        OFF-SHORE      Alaska Origination      $0.1945
                       Hawaii Origination      $0.1195
                       PR/USVI Origination     $0.1395
        CANADA         Origination             $0.1995

NOTE: [1] Frontier bills the Carrier for all calls completed to their switch, regardless if the call is completed to the called party.

BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit D
                                                                     Page 1 of 5

                        NETWORK INTERCONNECTION SCHEDULE

       FRONTIER POINTS OF PRESENCE


                   POP            SWC                     GATEWAY          NOS
LATA    ST         CITY           NPA         SWITCH    CARRIER SRV     DEDICATED*
                                  NXX
476     AL      Birmingham      205-251     Atlanta         $100          $195
478     AL      Montgomery      205-269     Atlanta         $100          $195
480     AL      Mobile          205-433     Atlanta         $200          $295
528     AR      Little Rock     501-320     Dallas          $350          $445
530     AR      Pinebluff       501-534     Dallas          $350          $445
666     AZ      Phoenix         602-279     Los Angeles     $400          $495
668     AZ      Tucson          602-792     Los Angeles     $550          $645
722     CA      SAN FRANCISCO   415-227     San Francisco   $0            $95
722     CA      Oakland         510-839     San Francisco   $0            $95
722     CA      San Jose        408-971     San Francisco   $0            $95
726     CA      Sacramento      916-442     San Francisco   $0            $95
728     CA      Fresno          209-237     San Francisco   $100          $195
730     CA      LOS ANGELES     213-629     Los Angeles     $0            $95
730     CA      Ontario         909-462     Los Angeles     $0            $95
730     CA      Compton         310-604     Los Angeles     $0            $95
730     CA      El Segundo      310-414     Los Angeles     $0            $95
730     CA      Garden Grove    714-740     Los Angeles     $0            $95
730     CA      Santa Barbara   714-540     Los Angeles     $0            $95
730     CA      Sherman Oaks    818-788     Los Angeles     $0            $95
730     CA      West LA         310-270     Los Angeles     $0            $95
730     CA      Anaheim         714-491     Los Angeles     $100          $195
732     CA      San Diego       619-560     Los Angeles     $0            $95
734     CA      Bakersfield     805-327     Los Angeles     $0            $95
736     CA      Salinas         408-422     San Francisco   $0            $95
738     CA      Stockton        209-461     San Francisco   $0            $95
740     CA      San L. Obispo   805-438     Los Angeles     $0            $95
973     CA      Palm Springs    619-320     Los Angeles     $0            $95
656     CO      DENVER          303-860     Denver          $0            $95
920     CT      Stamford        203-358     New York        $50           $145
236     DC      D.C.            202-429     D.C.            $0            $95
448     FL      Pensacola       904-310     Atlanta         $350          $445
452     FL      Jacksonville    904-355     Tampa           $150          $245
454     FL      Gainsville      904-377     Tampa           $50           $145
456     FL      Daytona Beach   904-258     Tampa           $50           $145
458     FL      Orlando         407-849     Tampa           $50           $145
460     FL      Miami           305-530     Tampa           $150          $245
460     FL      W Palm B        407-355     Tampa           $150          $245
460     FL      Ft Lauderdale   305-316     Tampa           $150          $245

*NOS DEDICATED RATES INCLUDE APPLICABLE BACK-HAUL AND NETWORK INTERCONNECTION CHARGES.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit D
                                                                     Page 2 of 5

                        NETWORK INTERCONNECTION SCHEDULE

       FRONTIER POINTS OF PRESENCE


                   POP            SWC                     GATEWAY          NOS
LATA    ST         CITY           NPA         SWITCH    CARRIER SRV     DEDICATED*
                                  NXX
939     FL      Ft Myer         813-275     Tampa           $100    $195
952     FL      TAMPA           813-273     Tampa           $0      $95
438     GA      ATLANTA         404-525     Atlanta         $0      $95
440     GA      Savannah        912-234     Atlanta         $200    $295
444     GA      Albany          912-439     Atlanta         $100    $195
632     IA      Des Moines      515-235     Kansas City     $100    $195
634     IA      Davenport       319-322     Kansas City     $250    $345
635     IA      Cedar Rapids    319-294     Kansas City     $200    $295
652     ID      Boise           208-336     Seattle         $450    $545
358     IL      CHICAGO         312-782     Chicago         $0      $95
360     IL      Rockford        815-962     Chicago         $0      $95
366     IL      Bloomington     309-828     Chicago         $0      $95
368     IL      Peoria          309-676     Chicago         $50     $145
370     IL      Champaign       217-351     Chicago         $0      $95
332     IN      South Bend      219-234     Chicago         $0      $95
334     IN      Fort Wayne      219-482     Chicago         $50     $145
336     IN      Indianapolis    317-637     Chicago         $100    $195
338     IN      Bloomington     812-332     Chicago         $150    $245
532     KS      Wichita         316-261     Kansas City     $150    $245
534     KS      Topeka          913-224     Kansas City     $0      $95
462     KY      Louisville      502-561     Cleveland       $450    $545
464     KY      Bowling Green   502-529     Atlanta         $250    $345
466     KY      Lexington       606-252     Cleveland       $400    $495
486     LA      Shreveport      318-425     Dallas          $250    $345
488     LA      Lafayette       318-231     Dallas          $250    $345
490     LA      New Orleans     504-528     Dallas          $600    $695
126     MA      Springfield     413-737     Boston          $0      $95
128     MA      BOSTON          617-423     Boston          $0      $95
238     MD      Baltimore       410-752     D.C.            $50     $145
240     MD      Frederick       301-662     D.C.            $100    $195
242     MD      Salisbury       816-388     D.C.            $150    $245
120     ME      Portland        207-552     Boston          $0      $95
340     MI      DETROIT-S'FIELD 810-799     Detroit         $0      $95
340     MI      Annabor         313-761     Detroit         $0      $95
340     MI      Detroit         313-259     Detroit         $0      $95
340     MI      Flint           810-232     Detroit         $0      $95
340     MI      Pontiac         810-332     Detroit         $0      $95
340     MI      Troy            810-362     Detroit         $0      $95

*NOS DEDICATED RATES INCLUDE APPLICABLE BACK-HAUL AND NETWORK INTERCONNECTION CHARGES.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit D
                                                                     Page 3 of 5

                        NETWORK INTERCONNECTION SCHEDULE

       FRONTIER POINTS OF PRESENCE


                   POP            SWC                     GATEWAY          NOS
LATA    ST         CITY           NPA         SWITCH    CARRIER SRV     DEDICATED*
                                  NXX
344     MI      Bay City        517-667     Detroit        $0            $95
344     MI      Saginaw         517-771     Detroit        $0            $95
344     MI      Midland         517-839     Detroit        $0            $95
346     MI      Lansing         517-482     Detroit        $0            $95
346     MI      Jackson         517-787     Detroit        $0            $95
348     MI      Battle Creek    616-962     Detroit        $0            $95
348     MI      Kalamazoo       616-342     Detroit        $50           $95
348     MI      Grand Rapids    616-235     Detroit        $100          $195
620     MN      Rochester       507-289     Milwaukee      $200          $295
624     MN      Duluth          218-722     Milwaukee      $350          $445
626     MN      St Cloud        612-251     Milwaukee      $400          $495
628     MN      Minneapolis     612-330     Milwaukee      $300          $395
520     MO      St. Louis       341-231     Kansas City    $250          $345
524     MO      KANSAS CITY     816-221     Kansas City    $0            $95
482     MS      Jackson         601-259     Atlanta        $450          $545
648     MT      Helena          406-442     Billings       $150          $245
648     MT      Missoula        406-542     Billings       $0            $95
650     MT      BILLINGS        406-252     Billings       $0            $95
422     NC      Charlotte       704-333     Atlanta        $250          $345
424     NC      Greesboro       919-274     D.C.           $400          $495
426     NC      Raleigh         919-876     D.C.           $350          $445
949     NC      Fayetteville    910-485     D.C.           $400          $495
951     NC      Rocky Mount     910-442     D.C.           $300          $395
636     ND      Fargo           701-232     Milwaukee      $650          $745
638     ND      Bismarck        701-221     Billings       $500          $595
644     NE      Omaha           402-331     Kansas City    $50           $145
958     NE      Lincoln         402-475     Kansas City    $0            $95
122     NH      Manchester      603-641     Boston         $0            $95
222     NJ      Camden          609-338     Philadelphia   $0            $95
224     NJ      Newark          201-624     New York       $0            $95
720     NV      Reno            702-321     San Francisco  $100          $195
721     NV      Las Vegas       702-223     Los Angeles    $150          $245
132     NY      NEW YORK        212-766     New York       $0            $95
133     NY      Poughkeepsie    914-452     New York       $0            $95
134     NY      Albany          518-436     Rochester      $250          $345
136     NY      Syracuse        315-475     Rochester      $0            $95
138     NY      Binghamton      607-722     Rochester      $100          $195
140     NY      Buffalo         716-881     Rochester      $0            $95

*NOS DEDICATED RATES INCLUDE APPLICABLE BACK-HAUL AND NETWORK INTERCONNECTION CHARGES.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit D
                                                                     Page 4 of 5

                        NETWORK INTERCONNECTION SCHEDULE

       FRONTIER POINTS OF PRESENCE


                   POP            SWC                     GATEWAY          NOS
LATA    ST         CITY           NPA         SWITCH    CARRIER SRV     DEDICATED*
                                  NXX
974     NY      ROCHESTER       716-777     ROCHESTER       $0            $95
320     OH      CLEVELAND       216-696     Cleveland       $0            $95
322     OH      Youngstown      216-747     Cleveland       $0            $95
324     OH      Columbus        614-469     Cleveland       $100          $195
325     OH      Akron           216-535     Cleveland       $0            $95
326     OH      Toledo          419-242     Cleveland       $50           $145
328     OH      Dayton          513-461     Cleveland       $200          $295
922     OH      Cincinnati      513-421     Cleveland       $250          $345
923     OH      Mansfield       419-526     Cleveland       $0            $95
536     OK      Oklahoma City   405-239     Dallas          $150          $245
538     OK      Tulsa           918-587     Dallas          $250          $345
670     OR      Eugene          503-484     Seattle         $200          $295
672     OR      Portland        503-228     Seattle         $0            $95
672     OR      Stafford        503-682     Seattle         $50           $145
226     PA      Harisburg       717-221     Philadelphia    $0            $95
228     PA      PHILADELPHIA    215-496     Philadelphia    $0            $95
230     PA      Altoona         814-941     Philadelphia    $150          $245
232     PA      Scranton        717-330     Philadelphia    $0            $95
234     PA      Pittsburgh      412-391     Cleveland       $100          $195
924     PA      Erie            814-454     Cleveland       $0            $95
130     RI      Providence      401-831     Boston          $50           $145
430     SC      Greenville      803-233     Atlanta         $50           $145
432     SC      Florence        803-665     Atlanta         $300          $395
434     SC      Columbia        803-733     Atlanta         $150          $245
640     SD      Sioux Falls     605-331     Milwaukee       $550          $645
468     TN      Memphis         901-522     Atlanta         $400          $495
470     TN      Nashville       901-320     Atlanta         $200          $295
474     TN      Knoxville       615-594     Atlanta         $100          $195
552     TX      DALLAS          214-754     Dallas          $0            $95
552     TX      Ft. Worth       817-332     Dallas          $0            $95
558     TX      Austin          512-389     Dallas          $150          $245
560     TX      Houston         713-224     Dallas          $200          $295
566     TX      San Antonio     210-225     Dallas          $250          $345
660     UT      Salt Lake City  801-521     Denver          $450          $545
244     VA      Roanoke         703-342     D.C.            $300          $395
246     VA      Fredricksburg   703-371     D.C.            $100          $195
248     VA      Richmond        804-233     D.C.            $150          $245

*NOS DEDICATED RATES INCLUDE APPLICABLE BACK-HAUL AND NETWORK INTERCONNECTION CHARGES.


                                                                   [Initials JG]
                                                                  [Initials BVF]

                                                                       Exhibit D
                                                                     Page 5 of 5

                        NETWORK INTERCONNECTION SCHEDULE

                   POP            SWC                     GATEWAY          NOS
LATA    ST         CITY           NPA         SWITCH    CARRIER SRV     DEDICATED*
                                  NXX
252     MA      Norfolk         804-622     D.C.            $250          $345
124     VT      Burlington      802-880     Boston          $150          $245
674     WA      SEATTLE         206-443     Seattle         $0            $95
674     WA      Bothell         206-402     Seattle         $0            $95
674     WA      Redman          206-867     Seattle         $0            $95
676     WA      Yakama          509-453     Seattle         $0            $95
676     WA      Spokane         509-747     Seattle         $150          $245
350     WI      Appleton        414-730     Milwaukee       $0            $95
350     WI      Green Bay       414-494     Milwaukee       $50           $145
352     WI      Eau Claire      715-834     Milwaukee       $200          $295
354     WI      Madison         608-257     Milwaukee       $0            $95
354     WI      La Crosse       508-782     Milwaukee       $150          $245
356     WI      MILWAUKEE       414-272     Milwaukee       $0            $95
254     WV      Charleston      304-340     Cleveland       $300          $395
256     WV      Morgantown      304-292     Cleveland       $200          $295
654     WY      Casper          307-234     Billings        $200          $295

*NOS DEDICATED RATES INCLUDE APPLICABLE BACK-HAUL AND NETWORK INTERCONNECTION CHARGES.


    ISSUE 2. ASSOCIATE ACCOUNTS

                                 MEMORANDUM #2

DATE:    April 12, 1999
TO:      John Hammer, eGlobe, Inc.
         Harold Solomon, TeleKey, Inc.
Cc:      Jeff Gee, Hsin Yen, Dennis Lunbery, Graham Milne, Jose Wladdimiro
FROM:    Marvin Ward /s/

SUBJECT: Frontier Agreement and Associate Accounts

--------------------------------------------------------------------------------

This Memorandum Supersedes Memorandum dated April 6, 1999, Subject: Frontier Agreement and Associate Accounts, and all Sub Account Range previously issued or referenced.

The new Frontier Association ID's is now available and these are the correct accounts identified by Company/Account. Use only the information below for all orders.

1.       CONCURRENCE MEMORANDUM ASSIGNMENT OF ACCOUNT NUMBERS AS FOLLOWS:
         NOTE:    A. The account # is used for billing purposes.
                  B. The sub account range is used for placing dedicated orders, adding 800#'s etc.

         IDX/MAIN
         --------
         Association         ID: IDX2
         Account #           0203270034
         Sub account range:  0899311500-0899311599

         IDX/ABT
         -------
         Association         ID: IDB2
         Account #           0203697193
         Sub account range:  0899555300-0899555399

         IDX/Telekey
         Association         ID: IDK2
         Account #           0203697195
         Sub account range:  0899555400-0899555499

         IDX/eglobe
         Association         ID: IDG2
         Account #           0203697189
         Sub account range:  0899555200-0899555299

[Frontier Communications logo]

                   AMENDMENT #3 TO CARRIER SERVICE AGREEMENT

                            IDX International, Inc.

                                 March 11, 1999

This is Amendment #3 to the Carrier Service Agreement between Frontier Communications of the West, Inc. ("Frontier") and IDX International, Inc. ("IDX" or "Purchaser"), dated June 30, 1998, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. IDX's Initial Term, as identified in Item 2.(a), under the Agreement, shall be extended one year.

3. IDX's Carrier Domestic Termination Service and Carrier Toll Free Transport Service, as provided under the Agreement, shall be converted to Frontier's Access Direct Service's as provided in Amended Exhibits C, C(a), and C(c).

4. Frontier has included their current Access Direct OCN Table as provided in Exhibit E.

5. IDX's pass-through monthly recurring charge (MRC) per active Frontier RespOrg 800 number, as identified in Exhibit B under the Agreement, shall be reduced from $0.70 to $0.37.

6. The above revised rates are attached hereto and made a part hereof and will be effective on a go forward basis with IDX's first Billing Cycle upon the later of: (i) execution of this Amendment #3 by Frontier, or
         (ii) the date in which IDX's account is no longer in delinquent status.

7. IDX's Governing Law, as identified in Item 16 under the Agreement, shall be modified to read as follows:

         "Governing Law: Frontier currently maintains regional service and operations centers to support customer accounts in New York, California and Michigan. This Agreement will be construed and enforced in accordance with the law of the state where IDX's account is supported, as designated by Frontier in this Agreement or as designed in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of California for the County of Santa Barbara, if the designated customer support center is located in California; (ii) in a Federal or State court of competent jurisdiction located in Monroe County, New York, if the designated customer support center is locate din New York; or (iii) in the Federal District Court for the Eastern District of Michigan or a State court of competent jurisdiction located in Oakland County, Michigan, if the designated customer support center is located in Michigan. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue."

8. IDX's account is currently supported by Frontier's regional service and operation center located in New York.

9. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #3 shall remain in full force and effect.

10. Excluding any rate changes, this Amendment #3 is effective as of the date signed by Frontier below.

FRONTIER COMMUNICATIONS OF THE WEST, INC.             IDX INTERNATIONAL, INC.
By: /s/                                               By: /s/
      -------------------------------------------           -----------------------------------
      Brian V. Fitzpatrick, Senior Vice President            Jeff Gee, Executive Vice President
      Frontier Carrier Services Group

Date:     3/18/99                                     Date:  March 12, 1999
      -------------------------------------------           -----------------------------------

                           FRONTIER ACCESS DIRECT[TM]
                     DEDICATED CARRIER TERMINATION SCHEDULE

Unless otherwise stated in a pricing schedule, domestic calls are billed in six second increments and international calls in six second increments after a 30 second minimum (Mexico calls are billed in one minute increments).

1. For domestic and international traffic originating from IDX's switch, IDX shall pay the applicable rates set out in the attached pricing schedules.

2. Each DS-1 circuit interconnecting IDX to one of the Frontier POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of 100,000 minutes. Frontier may add or delete a POP at any time upon written notice. If a circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier may provide IDX with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. IDX shall reimburse Frontier for any termination fees or charge paid by Frontier to the circuit provider for early disconnection of such circuit.

3. Unless otherwise agreed by Frontier in writing, IDX shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Frontier's equipment and network.

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE

INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
120      Portland         ME           $0.0321     $0.1164     $0.0564
122      Nashua           NH           $0.0280     $0.1032     $0.0523
124      Burlington       VT           $0.0413     $0.1267     $0.0666
126      Springfield      MA           $0.0273     $0.1000     $0.0508
128      Boston           MA           $0.0273     $0.1000     $0.0508
130      Providence       RI           $0.0251     $0.1000     $0.0489
132      New York City    NY           $0.0281     $0.1000     $0.0506
133      Poughkeepsie     NY           $0.0269     $0.0893     $0.0559
134      Albany           NY           $0.0269     $0.0893     $0.0563
136      Syracuse         NY           $0.0269     $0.0893     $0.0373
138      Binghamton       NY           $0.0269     $0.0753     $0.0547
140      Buffalo          NY           $0.0269     $0.0893     $0.0356
220      Atlantic City    NJ           $0.0183     $0.1000     $0.1000
222      Camden           NJ           $0.0183     $0.1000     $0.0458
224      Newark           NJ           $0.0183     $0.1000     $0.0458
226      Harrisburg       PA           $0.0187     $0.0307     $0.0485
228      Philadelphia     PA           $0.0182     $0.0522     $0.0449
230      Altoona          PA           $0.0187     $0.0337     $0.0476
232      Scranton         PA           $0.0187     $0.0462     $0.0458
234      Pittsburgh       PA           $0.0187     $0.0272     $0.0455
236      Washington       DC           $0.0174     $0.0543     $0.0454
128      Baltimore        MD           $0.0173     $0.1000     $0.0440
240      Hagerstown       MD           $0.0194     $0.1000     $0.0469
242      Salisbury        MD           $0.0173     $0.1000     $0.1000
244      Roanoke          VA           $0.0185     $0.0279     $0.0470
246      Fredericksburg   VA           $0.0185     $0.0438     $0.1000
248      Richmond         VA           $0.0185     $0.0501     $0.0483
250      Lynchburg        VA           $0.0185     $0.0321     $0.0480
252      Norfolk          VA           $0.0185     $0.0554     $0.0483
254      Charleston       WV           $0.0262     $0.1158     $0.0526
256      Wheeling         WV           $0.0262     $0.1000     $0.0525
320      Cleveland        OH           $0.0198     $0.0406     $0.0464
322      Youngstown       OH           $0.0198     $0.0392     $0.1000
324      Columbus         OH           $0.0198     $0.0336     $0.0477
325      Akron            OH           $0.0198     $0.0327     $0.0484
326      Toledo           OH           $0.0198     $0.0342     $0.0503
328      Dayton           OH           $0.0198     $0.0341     $0.0488
330      Evansville       IN           $0.0223     $0.0528     $0.0507
332      South Bend       IN           $0.0223     $0.0425     $0.0557
334      Fort Wayne       IN           $0.0223     $0.0434     $0.0582
336      Indianapolis     IN           $0.0223     $0.0429     $0.0490

TIER A=RBOC       TIER B=CITC       TIER C=NECA

                       BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE
INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
466      Lexington        KY          $0.0310      $0.0530     $0.0657
468      Memphis          TN          $0.0278      $0.1000     $0.0533
470      Nashville        TN          $0.0258      $0.0325     $0.0535
472      Chattanooga      TN          $0.0250      $0.1000     $0.0549
474      Knoxville        TN          $0.0258      $0.1000     $0.0534
476      Birmingham       AL          $0.0206      $0.0370     $0.0489
477      Huntsville       AL          $0.0206      $0.0428     $0.0487
478      Montgomery       AL          $0.0206      $0.0437     $0.0519
480      Mobile           AL          $0.0206      $0.0368     $0.0482
482      Jackson          MS          $0.0254      $0.1000     $0.0528
484      Gulfport         MS          $0.0254      $0.1000     $0.1000
486      Shreveport       LA          $0.0202      $0.1000     $0.0480
488      Lake Charles     LA          $0.0202      $0.1000     $0.0480
490      New Orleans      LA          $0.0202      $0.1000     $0.0480
492      Baton Rouge      LA          $0.0366      $0.1000     $0.0642
520      St. Louis        MO          $0.0230      $0.0426     $0.0496
521      Jefferson City   MO          $0.0237      $0.0518     $0.0634
522      Springfield      MO          $0.0237      $0.0396     $0.0528
524      Kansas City      MO          $0.0243      $0.0493     $0.0507
526      Fort Smith       AR          $0.0231      $0.0461     $0.0493
528      Little Rock      AR          $0.0216      $0.0449     $0.0495
530      Pine Bluff       AR          $0.0232      $0.0461     $0.0485
532      Wichita          KS          $0.0253      $0.0544     $0.0517
534      Topeka           KS          $0.0252      $0.0544     $0.0538
536      Oklahoma City    OK          $0.0228      $0.0364     $0.0454
538      Tulsa            OK          $0.0228      $0.0340     $0.0498
540      El Paso          TX          $0.0205      $0.0587     $0.0463
542      Midland          TX          $0.0205      $0.0587     $0.0475
544      Lubbock          TX          $0.0205      $0.0309     $0.0469
546      Amarillo         TX          $0.0207      $0.0401     $0.0487
548      Wichita Falls    TX          $0.0205      $0.1000     $0.0461
550      Abilene          TX          $0.0205      $0.0587     $0.0474
552      Dallas           TX          $0.0205      $0.0423     $0.0468
554      Longview         TX          $0.0205      $0.0340     $0.0491
556      Waco             TX          $0.0205      $0.0556     $0.0472
558      Austin           TX          $0.0205      $0.0358     $0.0465
560      Houston          TX          $0.0205      $0.0444     $0.0464
562      Beaumont         TX          $0.0205      $0.0587     $0.0470
564      Corpus Christi   TX          $0.0205      $0.0295     $0.0470
566      San Antonio      TX          $0.0205      $0.0587     $0.0462
568      Haringen         TX          $0.0205      $0.1000     $0.0461
570      Bryan            TX          $0.0205      $0.0295     $0.0512

            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE
INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
620      Rochester        MN          $0.0190       $0.0613     $0.0481
624      Duluth           MN          $0.0190        $0.0522    $0.0485
626      St. Cloud        MN          $0.0190       $0.0507     $0.0498
628      Minneapolis      MN          $0.0190       $0.0498     $0.0459
630      Sioux City       IA          $0.0198       $0.0533     $0.0485
632      Des Moines       IA          $0.0197       $0.0543     $0.0498
634      Davenport        IA          $0.0196       $0.0526     $0.0490
635      Cedar Rapids     IA          $0.0197       $0.0535     $0.0489
636      Fargo            ND          $0.0175       $0.0643     $0.0485
638      Bismarck         ND          $0.0210       $0.0837     $0.0542
640      Sioux Falls      SD          $0.0215       $0.1000     $0.0475
644      Omaha            NE          $0.0199       $0.0501     $0.0472
646      Grand Island     NE          $0.0200       $0.0444     $0.0531
648      Helena           MT          $0.0214       $0.1000     $0.0489
650      Billings         MT          $0.0215       $0.1000     $0.0489
652      Boise            ID          $0.0206       $0.1000     $0.0461
654      Cheyenne         WY          $0.0246       $0.1000     $0.0509
656      Denver           CO          $0.0180       $0.1000     $0.0455
658      Colorado Spgs    CO          $0.0180       $0.1000     $0.0455
660      Salt Lake Cty    UT          $0.0187       $0.1000     $0.0449
664      Albuquerque      NM          $0.0205       $0.0357     $0.0474
666      Phoenix          AZ          $0.0189       $0.0228     $0.0586
668      Tucson           AZ          $0.0189       $0.1000     $0.0463
670      Eugene           OR          $0.0190       $0.0458     $0.0487
672      Portland         OR          $0.0191       $0.0452     $0.0499
674      Seattle          WA          $0.0205       $0.0471     $0.0486
676      Spokane          WA          $0.0205       $0.0454     $0.0506
720      Reno             NV          $0.0293       $0.0436     $0.0502
721      Las Vegas        NV          $0.0293       $0.0179     $0.0442
722      San Francisco    CA          $0.0245       $0.0244     $0.0498
724      Redding/Chico    CA          $0.0245       $0.0413     $0.0639
726      Sacramento       CA          $0.0245       $0.0413     $0.0646
728      Fresno           CA          $0.0245       $0.0321     $0.0485
730      Los Angeles      CA          $0.0245       $0.0207     $0.0483
732      San Diego        CA          $0.0245       $0.1000     $0.0482
734      Bakersfield      CA          $0.0245       $0.0413     $0.0485
736      Monterey/Salin   CA          $0.0245       $0.1000     $0.1000
738      Stockton         CA          $0.0245       $0.0413     $0.0488
740      S. Luis Obispo   CA          $0.0245       $0.0198     $0.0482
920      Hartford         CT          $0.1000       $0.0387     $0.0625
921      Fishers Island   NY          $0.1000       $0.1000     $0.0874
922      Cincinnati       OH          $0.1000       $0.0241     $0.0491

            BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE
INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
923      Lima             OH          $0.1000      $0.0437     $0.0568
924      Erie             PA          $0.1000      $0.0353     $0.0544
927      Harrisonburg     VA          $0.1000      $0.0554     $0.1000
928      Charlottesvl     VA          $0.1000      $0.0273     $0.0506
929      Edinburg         VA          $0.1000      $0.1000     $0.0874
930      Eppes Fork       NC          $0.1000      $0.1000     $0.0874
932      Bluefield        WV          $0.1000      $0.1000     $0.0874
937      Richmond         IN          $0.1000      $0.0437     $0.1000
938      Terre Haute      IN          $0.1000      $0.0427     $0.1000
939      Fort Meyers      FL          $0.1000      $0.0307     $0.0523
949      Fayetteville     NC          $0.1000      $0.1000     $0.0296
951      Rocky Mount      NC          $0.1000      $0.1000     $0.0282
952      Tampa            FL          $0.1000      $0.0226     $0.0483
953      Tallahassee      FL          $0.1000      $0.0323     $0.0525
955      Dothan           AL          $0.1000      $0.1000     $0.0874
956      Kingsport        TN          $0.1000      $0.0307     $0.1000
958      Lincoln          NE          $0.1000      $0.1000     $0.0272
960      Coeur D'Alene    ID          $0.1000      $0.0817     $0.0757
961      San Angelo       TX          $0.1000      $0.0295     $0.0514
963      Kalispell        MT          $0.1000      $0.1000     $0.0874
973      Palm Springs     CA          $0.1000      $0.0198     $0.1000
974      Rochester        NY          $0.1000      $0.0205     $0.0461
976      Matoon           IL          $0.1000      $0.0397     $0.0533
977      Galesburg        IL          $0.1000      $0.0436     $0.0583
978      Olney            IL          $0.1000      $0.0394     $0.0563
980      Tsaile           AZ          $0.1000      $0.1000     $0.0874
981      Monument Valley  UT          $0.1000      $0.1000     $0.0874

Off-Shore

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
320      Puerto Rico      PR           $0.0854     $0.0854     $0.0854
322      Virgin Islands   USVI         $0.0854     $0.0854     $0.0854
332      Alaska           AK           $0.0854     $0.0854     $0.0854
334      Hawaii           HI           $0.1070     $0.1070     $0.1070

DIRECTORY ASSISTANCE       $0.4200 per call

                     BILLING INCREMENTS: 6 SECOND INITIAL / 6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE

INTRASTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
338      Vincennes        IN          $0.0208      $0.0892     $0.0701
340      Detroit          MI          $0.0184      $0.0386     $0.0552
342      Marquette        MI          $0.0184      $0.0386     $0.0556
344      Saginaw          MI          $0.0184      $0.0386     $0.0592
346      Lansing          MI          $0.0184      $0.0386     $0.0553
348      Grand Rapids     MI          $0.0184      $0.0386     $0.0564
350      Green Bay        WI          $0.0178      $0.0262     $0.0541
352      Eau Claire       WI          $0.0178      $0.0262     $0.0541
354      Madison          WI          $0.0178      $0.0262     $0.0542
356      Milwaukee        WI          $0.0178      $0.0262     $0.0534
358      Chicago          IL          $0.0179      $0.0363     $0.0540
360      Rockford         IL          $0.0178      $0.0371     $0.0584
362      Cairo/Mound City IL          $0.0178      $0.0361     $0.0628
364      Sterling/Dekalb  IL          $0.0178      $0.0350     $0.0615
366      Bloomington      IL          $0.0178      $0.0342     $0.0611
368      Peoria           IL          $0.0178      $0.0341     $0.0582
370      Champ-Urbana     IL          $0.0178      $0.0361     $0.0554
374      Springfield      IL          $0.0178      $0.0361     $0.0530
376      Quincy           IL          $0.0178      $0.0361     $0.0595
420      Asheville        NC          $0.0829      $0.1018     $0.0865
422      Charlotte        NC          $0.0826      $0.0925     $0.0840
424      Greensboro       NC          $0.0829      $0.0876     $0.0843
426      Raleigh          NC          $0.0829      $0.1096     $0.0871
428      Wilmington       NC          $0.0829      $0.1000     $0.0833
430      Greenville       SC          $0.0611      $0.0505     $0.0729
432      Florence         SC          $0.0611      $0.0400     $0.0718
434      Columbia         SC          $0.0611      $0.0450     $0.0712
436      Charleston       SC          $0.0611      $0.0565     $0.0742
438      Atlanta          GA          $0.0271      $0.1553     $0.0894
440      Savannah         GA          $0.0272      $0.1000     $0.0855
442      Augusta          GA          $0.0317      $0.1000     $0.0599
444      Albany           GA          $0.0272      $0.1000     $0.1107
446      Macon            GA          $0.0272      $0.1000     $0.1008
448      Pensacola        FL          $0.0411      $0.9180     $0.0749
450      Panama city      FL          $0.0411      $0.9180     $0.0711
452      Jacksonville     FL          $0.0411      $0.9180     $0.0650
454      Gainesville      FL          $0.0411      $0.0916     $0.0770
456      Daytona Beach    FL          $0.0411      $0.1000     $0.1000
458      Orlando          FL          $0.0411      $0.0916     $0.0733
460      Miami            FL          $0.0411      $0.0916     $0.0646
462      Louisville       KY          $0.0306      $0.0550     $0.0688
464      Madisonville     KY          $0.0191      $0.0323     $0.0542
466      Lexington        KY          $0.0190      $0.0339     $0.0586
468      Memphis          TN          $0.0499      $0.1000     $0.0691
470      Nashville        TN          $0.0538      $0.0534     $0.0713
472      Chattanooga      TN          $0.0489      $0.1000     $0.0805
474      Knoxville        TN          $0.0539      $0.1000     $0.0713
476      Birmingham       AL          $0.0240      $0.0515     $0.0585
477      Huntsville       AL          $0.0240      $0.0475     $0.0571
478      Montgomery       AL          $0.0240      $0.0474     $0.0593
480      Mobile           AL          $0.0241      $0.0515     $0.0568
482      Jackson          MS          $0.0329      $0.1000     $0.0604

           BILLING INCREMENTS: 6 SECOND INITIAL / 6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE

INTRASTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
484      Gulfport          MS          $0.0329     $0.1000     $0.1000
486      Shreveport        LA          $0.0252     $0.1000     $0.0570
488      Lake Charles      LA          $0.0252     $0.1000     $0.0570
490      New Orleans       LA          $0.0252     $0.1000     $0.0570
492      Baton Rouge       LA          $0.0252     $0.1000     $0.0570
520      St. Louis         MO          $0.0444     $0.1334     $0.0764
521      Jefferson City    MO          $0.0555     $0.1606     $0.1197
522      Springfield       MO          $0.0555     $0.2221     $0.1090
524      Kansas city       MO          $0.0556     $0.1608     $0.0798
526      Fort Smith        AR          $0.0285     $0.0285     $0.0587
528      Little Rock       AR          $0.0283     $0.0328     $0.0590
530      Pine Bluff        AR          $0.0283     $0.0285     $0.0586
532      Wichita           KS          $0.0549     $0.0858     $0.0730
534      Topeka            KS          $0.0549     $0.0858     $0.0740
536      Oklahoma City     OK          $0.0318     $0.0548     $0.0600
538      Tulsa             OK          $0.0318     $0.0548     $0.0605
540      El Paso           TX          $0.0946     $0.0832     $0.0912
542      Midland           TX          $0.0946     $0.0832     $0.0909
544      Lubbock           TX          $0.0946     $0.1122     $0.0935
546      Amarilo           TX          $0.0946     $0.1055     $0.0929
548      Wichita Falls     TX          $0.0946     $0.1000     $0.0912
550      Abiliene          TX          $0.0946     $0.0832     $0.0905
552      Dallas            TX          $0.0946     $0.0854     $0.0905
554      Longview          TX          $0.0946     $0.1083     $0.0936
556      Waco              TX          $0.0946     $0.0789     $0.0938
558      Austin            TX          $0.0946     $0.1047     $0.0917
560      Houston           TX          $0.0946     $0.0929     $0.0912
562      Beaumont          TX          $0.0946     $0.0832     $0.0908
564      Corpus Christi    TX          $0.0946     $0.1137     $0.0929
566      San Antonio       TX          $0.0946     $0.0832     $0.0912
568      Harlingen         TX          $0.0946     $0.0111     $0.0912
570      Bryan             TX          $0.0946     $0.1137     $0.1005
620      Rochester         MN          $0.0705     $0.0878     $0.0810
624      Duluth            MN          $0.0705     $0.0834     $0.0806
626      St. Cloud         MN          $0.0705     $0.0906     $0.0821
628      Minneapolis       MN          $0.0705     $0.0953     $0.0810
630      Sioux City        IA          $0.0617     $0.0850     $0.0769
632      Des Moines        IA          $0.0615     $0.0955     $0.0795
634      Davenport         IA          $0.0617     $0.0879     $0.0763
635      Cedar Rapids      IA          $0.0615     $0.0862     $0.0775
636      Fargo             ND          $0.0765     $0.0911     $0.0831
638      Bismarck          ND          $0.0933     $0.0897     $0.0915
640      Sioux Falls       SD          $0.0640     $0.1000     $0.0759
644      Omaha             NE          $0.0715     $0.1038     $0.0846
646      Grand Island      NE          $0.0767     $0.1145     $0.0867
648      Helena            MT          $0.0351     $0.1000     $0.0615
650      Billings          MT          $0.0352     $0.1000     $0.0615
652      Boise             ID          $0.0495     $0.1000     $0.0687
654      Cheyenne          WY          $0.0702     $0.1000     $0.0790
656      Denver            CO          $0.0737     $0.1000     $0.0803
658      Colorado Springs  CO          $0.0737     $0.1000     $0.0803
660      Salt Lake City    UT          $0.0353     $0.1000     $0.0616

                    BILLING INCREMENTS: 6 SECOND INITIAL / 6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER DOMESTIC TERMINATION SERVICE

INTRASTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
664      Albuquerque      NM          $0.0790      $0.2057     $0.0952
666      Phoenix          AZ          $0.0720      $0.1940     $0.1968
668      Tucson           AZ          $0.0720      $0.1000     $0.0805
670      Eugene           OR          $0.0578      $0.0788     $0.0743
672      Portland         OR          $0.0517      $0.0845     $0.0731
674      Seattle          WA          $0.0338      $0.0921     $0.0634
676      Spokane          WA          $0.0344      $0.0852     $0.0611
720      Reno             NV          $0.0319      $0.0610     $0.0616
721      Las Vegas        NV          $0.0319      $0.0204     $0.0544
722      San Francisco    CA          $0.0173      $0.0336     $0.0524
724      Redding/Chico    CA          $0.0173      $0.0195     $0.0451
726      Sacramento       CA          $0.0173      $0.0195     $0.0450
728      Fresno           CA          $0.0173      $0.0284     $0.0430
730      Los Angeles      CA          $0.0173      $0.0363     $0.0546
732      San Diego        CA          $0.0173      $0.1000     $0.0527
734      Bakersfield      CA          $0.0173      $0.0195     $0.0528
736      Monterey/Salinas CA          $0.0173      $0.1000     $1.0000
738      Stockton         CA          $0.0173      $0.0195     $0.0528
740      San Luis Obispo  CA          $0.0173      $0.0369     $0.0595
920      Hartford         CT          $0.1000      $0.0306     $0.0593
921      Fishers Island   NY          $0.1000      $0.1000     $0.0858
922      Cincinnati       OH          $0.1000      $0.0252     $0.0561
923      Lima             OH          $0.1000      $0.0684     $0.0776
924      Erie             PA          $0.1000      $0.0771     $0.0826
927      Harrisonburg     VA          $0.1000      $0.0981     $0.1000
928      Charlottesville  VA          $0.1000      $0.0552     $0.0716
929      Edinburg         VA          $0.1000      $0.1000     $0.0866
930      Eppes Fork       VA          $0.1000      $0.1000     $0.0866
932      Bluefield        WV          $0.1000      $0.1000     $0.0866
937      Richmond         IN          $0.1000      $0.0499     $0.1000
938      Terre Haute      IN          $0.1000      $0.0482     $0.1000
939      Fort Myers       FL          $0.1000      $0.0916     $0.0898
949      Fayetteville     NC          $0.1000      $0.1000     $0.0874
951      Rocky Mount      NC          $0.1000      $0.1000     $0.0876
952      Tampa            FL          $0.1000      $0.0765     $0.0822
953      Tallahassee      FL          $0.1000      $0.0918     $0.0899
955      Dothan           AL          $0.1000      $0.1000     $0.0866
956      Kingsport        TN          $0.1000      $0.0733     $0.1000
958      Lincoln          NE          $0.1000      $0.1000     $0.1166
960      Coeur D'Alene    ID          $0.1000      $0.1077     $0.0978
961      San Angelo       TX          $0.1000      $0.1137     $0.1008
963      Kalispell        MT          $0.1000      $0.1000     $0.0866
973      Palm Springs     CA          $0.1000      $0.0369     $0.1000
974      Rochester        NY          $0.1000      $0.0328     $0.0585
976      Matoon           IL          $0.1000      $0.0347     $0.0396
977      Galesburg        IL          $0.1000      $0.0305     $0.0592
978      Olney            IL          $0.1000      $0.0344     $0.0612
980      Tsciie           AZ          $0.1000      $0.1000     $0.0866
981      Monument Valley  UT          $0.1000      $0.1000     $0.0866

DIRECTORY ASSISTANCE $0.4200 per call

                     BILLING INCREMENTS: 6 SECOND INITIAL / 6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT[TM]
                      TOLL-FREE CARRIER TRANSPORT SCHEDULE

Billing increments for domestic and offshore calls will be six second increments (calls from Canada will be billed in six second increments after a 30 second minimum.

1. In order to protect the integrity of its network Frontier may, without liability, temporarily block any Toll-Free Number having usage surges. Frontier agrees to use reasonable efforts to promptly notify IDX after blockage has occurred.

2. At IDX's written request and to the extent available to Frontier, Toll-Free Directory Assistance is available for Frontier Toll-Free Numbers only at the charges identified below. Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Frontier is subject to the policies and procedures promulgated from time to time by such third party. IDX understands that any Frontier Toll-Free number listed with Toll-Free Directory Assistance is not published in any written directory, but is only available on a call-in basis.

3. The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Frontier policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

4. IDX acknowledges and agrees that call records detail (CDR) for Toll-Free Carrier Transport it receives from Frontier may not match billable CDR's from IDX's switch as Frontier bills IDX for all calls completed to their switch at Time point 7 minus Time point 1, (regardless of whether the call is completed to the called party).

                             FRONTIER ACCESS DIRECT
                      CARRIER TOLL FREE TRANSPORT SERVICE

INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
120      Portland          ME         $0.0339      $0.1180     $0.0675
122      Nashua            NH         $0.0236      $0.1023     $0.0612
124      Burlington        VT         $0.0421      $0.1280     $0.0768
126      Springfield       MA         $0.0276      $0.1000     $0.0621
128      Boston            MA         $0.0276      $0.1000     $0.0621
130      Providence        RI         $0.0256      $0.1000     $0.0602
132      New York City     NY         $0.0179      $0.1000     $0.0567
133      Poughkeepsie      NY         $0.0167      $0.0908     $0.0529
134      Albany            NY         $0.0177      $0.0908     $0.0571
136      Syracuse          NY         $0.0177      $0.0908     $0.0452
138      Binghamton        NY         $0.0167      $0.0829     $0.0582
140      Buffalo           NY         $0.0167      $0.0908     $0.0488
220      Atlantic City     NJ         $0.0189      $0.1000     $0.1000
222      Camden            NJ         $0.0189      $0.1000     $0.0531
224      Newark            NJ         $0.0189      $0.1000     $0.0531
226      Harrisburg        PA         $0.0197      $0.0317     $0.0557
228      Philadelphia      PA         $0.0191      $0.0534     $0.0523
230      Altoona           PA         $0.0197      $0.0343     $0.0542
232      Scranton          PA         $0.0197      $0.0481     $0.0529
234      Pittsburgh        PA         $0.0197      $0.0286     $0.0529
236      Washington        DC         $0.0185      $0.0564     $0.0522
238      Baltimore         MD         $0.0182      $0.1000     $0.0514
240      Hagerstown        MD         $0.0208      $0.1000     $0.0546
242      Salisbury         MD         $0.0182      $0.1000     $0.1000
244      Roanoke           VA         $0.0193      $0.0335     $0.0542
246      Fredericksburg    VA         $0.0193      $0.0464     $0.1000
248      Richmond          VA         $0.0193      $0.0530     $0.0543
250      Lynchburg         VA         $0.0192      $0.0352     $0.0543
252      Norfolk           VA         $0.0193      $0.0570     $0.1000
254      Charleston        WV         $0.0274      $0.1000     $0.0605
256      Wheeling          WV         $0.0274      $0.1000     $0.0604
320      Cleveland         OH         $0.0204      $0.0402     $0.0532
322      Youngstown        OH         $0.0204      $0.0427     $0.1000
324      Columbus          OH         $0.0204      $0.0346     $0.0539
325      Akron             OH         $0.0204      $0.0330     $0.0550
326      Toledo            OH         $0.0204      $0.0354     $0.0558
328      Dayton            OH         $0.0204      $0.0540     $0.0540
330      Evansville        IN         $0.0220      $0.0541     $0.1000
332      South Bend        IN         $0.0220      $0.0440     $0.0602
334      Fort Wayne        IN         $0.0220      $0.0437     $0.0624

TIER A = RBOC   TIER B = CITC    TIER C = NECA

BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6  SECOND  INITIAL/6 SECOND
                    INCREMENTS
                    CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER TOLL FREE TRANSPORT SERVICE

INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
462      Louisville       KY          $0.0318      $0.0535     $0.0675
464      Madisonville     KY          $0.0329      $0.0558     $0.0683
466      Lexington        KY          $0.0330      $0.0525     $0.0718
468      Memphis          TN          $0.0274      $0.1000     $0.0630
470      Nashville        TN          $0.0275      $0.0364     $0.0631
472      Chattanooga      TN          $0.0259      $0.1000     $0.0624
474      Knoxville        TN          $0.0274      $0.1000     $0.0630
476      Birmingham       AL          $0.0219      $0.0383     $0.0574
477      Huntsville       AL          $0.0219      $0.0371     $0.0576
478      Montgomery       AL          $0.0219      $0.0372     $0.0589
480      Mobile           AL          $0.0218      $0.0381     $0.0573
482      Jackson          MS          $0.0270      $0.1000     $0.0623
484      Gulfport         MS          $0.0271      $0.1000     $0.1000
486      Shreveport       LA          $0.0215      $0.1000     $0.0571
488      Lake Charles     LA          $0.0215      $0.1000     $0.0571
490      New Orleans      LA          $0.0215      $0.1000     $0.0571
492      Baton Rouge      LA          $0.0326      $0.1000     $0.0682
520      St. Louis        MO          $0.0248      $0.0470     $0.0525
521      Jefferson City   MO          $0.0257      $0.0582     $0.0652
522      Springfield      MO          $0.0257      $0.0415     $0.0545
524      Kansas City      MO          $0.0262      $0.0561     $0.0537
526      Fort Smith       AR          $0.0252      $0.0475     $0.0517
528      Little Rock      AR          $0.0252      $0.0406     $0.0519
530      Pine Bluff       AR          $0.0252      $0.0475     $0.0514
532      Wichita          KS          $0.0270      $0.1000     $0.0545
534      Topeka           KS          $0.0270      $0.0607     $0.0557
536      Oklahoma City    OK          $0.0239      $0.0474     $0.0518
538      Tulsa            OK          $0.0239      $0.0474     $0.0554
540      El Paso          TX          $0.0221      $0.1000     $0.1000
542      Midland          TX          $0.0221      $0.0601     $0.1000
544      Lubbock          TX          $0.0221      $0.0269     $0.0511
546      Amarillo         TX          $0.0221      $0.0435     $0.0513
548      Wichita Falls    TX          $0.0221      $0.1000     $0.0488
550      Abilene          TX          $0.0221      $0.0601     $0.1000
552      Dallas           TX          $0.0221      $0.0435     $0.0496
554      Larcview         TX          $0.0221      $0.0339     $0.0524
556      Waco             TX          $0.0221      $0.0575     $0.0498
558      Austin           TX          $0.0221      $0.0354     $0.0495
560      Houston          TX          $0.0221      $0.0458     $0.0490
562      Beaumont         TX          $0.0221      $0.0601     $0.0493
564      Corpus Christi   TX          $0.0221      $0.0269     $0.0508

BILLING INCREMENTS: DOMESTIC  &  DOMESTIC  OFF-SHORE = 6 SECOND INITIAL/6 SECOND
                    INCREMENTS
                    CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER TOLL FREE TRANSPORT SERVICE

INTERSTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
566      San Antonio      TX          $0.0221      $0.0601     $0.0489
568      Harlingen        TX          $0.0221      $0.1000     $0.0488
570      Bryan            TX          $0.0221      $0.0269     $0.0582
620      Rochester        MN          $0.0205      $0.0554     $0.0554
624      Duluth           MN          $0.0205      $0.0547     $0.0557
626      St. Cloud        MN          $0.0205      $0.0558     $0.0562
628      Minneapolis      MN          $0.0205      $0.0564     $0.0552
630      Sioux City       IA          $0.0209      $0.0526     $0.0569
632      Des Moines       IA          $0.0209      $0.0553     $0.0571
634      Davenport        IA          $0.0208      $0.0566     $0.0549
635      Cedar Rapids     IA          $0.0209      $0.0541     $0.0568
636      Fargo            ND          $0.0212      $0.0709     $0.0555
638      Bismarck         ND          $0.0217      $0.0843     $0.0625
640      Sioux Falls      SD          $0.0225      $0.1000     $0.0564
644      Omaha            NE          $0.0211      $0.0514     $0.0567
646      Grand Island     NE          $0.0213      $0.0453     $0.0575
648      Helena           MT          $0.0218      $0.1000     $0.0576
650      Billings         MT          $0.0219      $0.1000     $0.0577
652      Boise            ID          $0.0222      $0.1000     $0.0554
654      Cheyenne         WY          $0.0237      $0.1000     $0.0590
656      Denver           CO          $0.0188      $0.1000     $0.0544
658      Colorado Springs CO          $0.0188      $0.1000     $0.0544
660      Salt Lake City   UT          $0.0347      $0.1000     $0.0545
664      Albuquerque      NM          $0.0278      $0.0360     $0.0573
666      Phoenix          AZ          $0.0200      $0.0248     $0.0629
668      Tucson           AZ          $0.0200      $0.1000     $0.0554
670      Eugene           OR          $0.0194      $0.0459     $0.0557
672      Portland         OR          $0.0198      $0.0450     $0.0569
674      Seattle          WA          $0.0212      $0.0446     $0.0564
676      Spokane          WA          $0.0202      $0.0422     $0.0558
720      Reno             NV          $0.0298      $0.0439     $0.0562
721      Las Vegas        NV          $0.0298      $0.0190     $0.0456
722      San Francisco    CA          $0.0275      $0.0387     $0.0535
724      Redding/Chico    CA          $0.0275      $0.0706     $0.0693
726      Sacrament+B123o  CA          $0.0275      $0.0706     $0.0645
728      Fresno           CA          $0.0275      $0.0477     $0.0512
730      Los Angeles      CA          $0.0275      $0.0257     $0.0529
732      San Diego        CA          $0.0275      $0.1000     $0.0506
734      Bakersfield      CA          $0.0275      $0.0706     $0.0514
736      Monterey/Salinas CA          $0.0275      $0.1000     $0.1000
738      Stockton         CA          $0.0275      $0.0706     $0.0514

BILLING INCREMENTS: DOMESTIC  &  DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND
                    INCREMENTS
                    CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER TOLL FREE TRANSPORT SERVICE

INTRASTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
336      Indianapolis     IN          $0.0196      $0.0419     $0.0642
338      Vincennes        IN          $0.0196      $0.0890     $0.0687
340      Detroit          MI          $0.0174      $0.0395     $0.0599
342      Marquette        MI          $0.0171      $0.0392     $0.0597
344      Saginaw          MI          $0.0174      $0.0395     $0.0638
346      Lansing          MI          $0.0174      $0.0395     $0.0600
348      Grand Rapids     MI          $0.0174      $0.0395     $0.0614
350      Green Bay        WI          $0.0193      $0.0338     $0.0560
352      Eau Claire       WI          $0.0193      $0.0338     $0.0561
354      Madison          WI          $0.0193      $0.0338     $0.0565
356      Milwaukee        WI          $0.0193      $0.0338     $0.0552
358      Chicago          IL          $0.0188      $0.0376     $0.0557
360      Rockford         IL          $0.0188      $0.1000     $0.1000
362      Cairo/Mound City IL          $0.0188      $0.0376     $0.1000
364      Sterling/Dekalb  IL          $0.0188      $0.0386     $0.0632
366      Bloomington      IL          $0.0188      $0.0355     $0.0625
368      Peoria           IL          $0.0188      $0.0353     $0.0596
370      Champ/Urbana     IL          $0.0188      $0.0374     $0.0576
374      Springfield      IL          $0.0188      $0.0374     $0.0571
376      Quincy           IL          $0.0188      $0.0374     $0.0605
420      Asheville        NC          $0.0817      $0.1040     $0.0755
422      Charlotte        NC          $0.0815      $0.0914     $0.0576
424      Greensboro       NC          $0.0817      $0.0861     $0.0614
426      Raleigh          NC          $0.0817      $0.1000     $0.0767
428      Wilmington       NC          $0.0817      $0.1000     $0.0589
430      Greenville       SC          $0.0613      $0.0570     $0.0649
432      Florence         SC          $0.0613      $0.1000     $0.0661
434      Columbia         SC          $0.0613      $0.0448     $0.0610
436      Charleston       SC          $0.0613      $0.0627     $0.0662
438      Atlanta          GA          $0.0284      $0.1000     $0.0561
440      Savannah         GA          $0.0285      $0.1000     $0.0558
442      Augusta          GA          $0.0352      $0.1000     $0.1000
444      Albany           GA          $0.0285      $0.1000     $0.0507
446      Macon            GA          $0.0285      $0.1000     $0.0541
448      Pensacola        FL          $0.0416      $0.0923     $0.0712
450      Panama City      FL          $0.0416      $0.0923     $0.0689
452      Jacksonville     FL          $0.0416      $0.0923     $0.0618
454      Gainesville      FL          $0.0416      $0.0921     $0.0743
456      Daytona Beach    FL          $0.0416      $0.1000     $0.1000
458      Orlando          FL          $0.0416      $0.0921     $0.0706
460      Miami            FL          $0.0416      $0.1000     $0.0613

BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND INITIAL/6 SECOND INCREMENTS CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                             FRONTIER ACCESS DIRECT
                      CARRIER TOLL FREE TRANSPORT SERVICE

INTRASTATE

LATA     CITY             STATE        TIER A       TIER B      TIER C
----     ----             -----        ------       ------      ------
740      San Luis Obispo  CA          $0.0189      $0.1000     $0.1000
920      Hartford         CT          $0.1000      $0.0365     $0.0623
921      Fishers Island   NY          $0.1000      $0.1000     $0.0825
922      Cincinnati       OH          $0.1000      $0.0347     $0.0594
923      Lima             OH          $0.1000      $0.0748     $0.0669
924      Erie             PA          $0.1000      $0.0842     $0.0869
927      Harrisonburg     VA          $0.1000      $0.1083     $0.1000
928      Charlottesville  VA          $0.1000      $0.0573     $0.0732
929      Edinburg         VA          $0.1000      $0.1000     $0.0833
930      Eppes Fork       VA          $0.1000      $0.1000     $0.0833
932      Bluefield        WV          $0.1000      $0.1000     $0.0833
937      Richmond         IN          $0.1000      $0.0382     $0.1000
938      Terre Haute      IN          $0.1000      $0.0381     $0.1000
939      Fort Myers       FL          $0.1000      $0.0921     $0.1000
949      Fayetteville     NC          $0.1000      $0.1000     $0.0849
951      Rocky Mount      NC          $0.1000      $0.1000     $0.0838
952      Tampa            FL          $0.1000      $0.0767     $0.0770
953      Tallahassee      FL          $0.1000      $0.0923     $0.0865
955      Dothan           AL          $0.1000      $0.1000     $0.0833
956      Kingsport        TN          $0.1000      $0.0763     $0.1000
958      Lincoln          NE          $0.1000      $0.1000     $0.1143
960      Coeur D'Alene    ID          $0.1000      $0.1060     $0.0948
961      San Angelo       TX          $0.1000      $0.1145     $0.0801
963      Kalispell        MT          $0.1000      $0.1000     $0.0833
973      Palm Springs     CA          $0.1000      $0.0383     $0.1000
974      Rochester        NY          $0.1000      $0.0339     $0.0613
976      Matoon           IL          $0.1000      $0.0355     $0.0396
977      Galesburg        IL          $0.1000      $0.0336     $0.1000
978      Olney            IL          $0.1000      $0.0355     $0.0627
980      Tsciie           AZ          $0.1000      $0.1000     $0.0833
981      Monument Valley  UT          $0.1000      $0.1000     $0.0833

NOTE: Frontier bills the Carrier for all calls competed to their switch, regardless if the Call is completed to the called party.

BILLING  INCREMENTS:  DOMESTIC & DOMESTIC  OFF-SHORE = 6 SECOND INITIAL/6 SECOND
                      INCREMENTS
                      CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                        FRONTIER ACCESS DIRECT OCN TABLE

Tier A = Ameritech, Bell Atlantic, Bell South, NYNEX, SBC, PacTel and US West Tier B = Cincinnati Bell, GTE, Frontier Communications, SNET and Sprint/United Tier C = NECA and all remaining carriers

TIER A                                   TIER B                                      TIER B
RBOC OCN's  Telco                        Tier B OCN's Telco - Frontier Continued     Tier B OCN's Telco - GTE Continued
1051    Ameritech, IL                    750     FC Indiana                          2154     GTE - SW - TX
9321    Ameritech, OH                    828     FC of Thorntown                     2177     GTE - West
9323    Ameritech, MI                    858     FC of Lakeshore                     2302     GTE of CA
9325    Ameritech, Indiana               912     FC of Mondori                       2319     GTE of CO
9327    Ameritech, Wisconsin             964     FC of WI                            2449     GTE of NW
9329    Ameritech, IL                    967     FC of Viroqua                       3009     GTE - Alaska
9206    Bell Atlantic - NJ               998     FC of Depue - IL                    3100     GTE - Hawaii
9208    Bell Atlantic - PA               1011    Frontier of Lakeside                4311     GTE - North
9210    Bell Atlantic - DE               1038    Frontier of Illinois                4312     GTE - North MN
9211    Bell Atlantic - DC               1055    FC of Midland, Inc.                 4313     GTE - North Missouri
9212    Bell Atlantic - MD               1061    Frontier of Mt/Pulaski, Inc.        4314     GTE - Nebraska
9213    Bell Atlantic - VA               1067    Frontier of Orion, Inc.             4321     GTE NW - Idaho
9214    Bell Atlantic - WV               1079    Frontier of Schulyer, Inc. - IL     4323     GTE NW - Oregon
9200    Bell Atlantic -                  1127    FC of Iowa, Inc.                    4324     GTE NW - WA
9102 or Bell Atlantic - NY               1341    FC of Schulyer, IA                  4331     GTE South - Alabama
9014
9417    Southern Bell                    1367    FC of MN                            4334     GTE South - NC
9419    South Central Bell               4418    FC of MI                            4335     GTE South - SC
7726    SBC                                                                          4337     GTE South - VA
9533    SBC                              Tier B OCN's Telco - GTE                    4338     GTE SW - Arkansas
9740    Pacific Bell                     169     GTE of PA                           4342     GTE SW - NM
9742    Nevada Bell                      170     GTE - North PA                      4343     GTE SW - OK
9600    US West                          233     GTE South - VA                      4344     GTE - TX
9638    US West (Pacific Northwest)      328     GTE FL                              7534     GTE - CA
9631    US West (Northwestern Bell)      407     GTE South - Kentucky                7993     GTE NW, Inc.
9636    US West (Mountain Bell)          410     GTE South - Kentucky
2456    Malheur Tel Co                   509     GTE South - NC                      9147         SNET
Tier B OCN's      Telco                  526     TE South - SC                       Tier B OCN's  Sprint/United (S/U)
9348     Cincinnati Bell (CB)            615     GTE North - Ohio                    138      United of NJ
Tier B OCN's Frontier Communications     681     GTE South - MI                      209      S/U Tel of PA
72       Frontier of Ausable Valley      695     GTE of MI                           340      Sprint Centel of FL
100      FC of NY, Inc.                  772     GTE of Indiana                      341      S/U Tel of FL
121      FC of Rochester                 779     GTE North - IN                      470      Sprint Mid Atlantic
122      FC of Seneca-Gornam             831     GTE - Indiana                       506      United Telco/Carolinas
149      FC of Breezewood                886     GTE Wisconsin                       581      United Tel Co
152      FC of Canton                    1000    GTE South - Illinois                661      United Telco of Ohio
168      FC of PA                        1015    GTE - Illinois                      832      United Telco of Indiana
178      FC of Lakewood                  1036    GTE of the North                    985      Sprint Centel - IL
194      FC of Oswavo River              1135    GTE - KS                            1456     United Tel of MN
301      FC of Lamar County              1140    GTE - MN                            1595     S/U Telephone -
306      FC of Alabama                   1186    GTE North                           1810     S/U of Eastern Kansas
318      FC of the South                 1207    GTE - IA                            1812     Sprint/United
362      FC of Fairmont                  1700    GTE - Kansas                        1842     S/U of Kansas
387      FC of Georgia                   1730    GTE - Arkansas                      1957     S/U Telco of Missouri
460      FC of Mississippi               1846    GTE Systems - Missouri              2084     S/U of TX
682      FC of MI                        1922    GTE - Midwest                       2400     United Telco - NW


[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
599(C)                     Netherlands Antilles (Cellular)             $0.2270
31                         Netherlands                                 $0.0361
31(6.9)                    Netherlands (Cellular)                      $0.3265
1869                       Nevis (NPA:869)                             $0.2461
687                        New Caledonia                               $0.3446
64                         New Zealand                                 $0.0389
64(21-29)                  New Zealand (Cellular)                      $0.1286
505                        Nicaragua                                   $0 2894
505(C)                     Nicaragua (Cellular)                        $0.3206
227                        Niger Republic                              $0.4425
234                        Nigeria                                     $0.4650
234(C)                     Nigeria (Cellular)                          $0.5635
683                        Nine Island                                 $1.1313
683(C)                     Nine Island (Cellular)                      $1.5785
672(3)                     Norfolk Island                              $0.4257
850                        North Korea                                 $0.6460
47                         Norway                                      $0.0361
47(C)                      Norway (Cellular)                           $0.1311
968                        Oman                                        $0.4067
92                         Pakistan                                    $0.4067
92(C)                      Pakistan (Cellular)                         $0.6805
680                        Palau Republic                              $0.1710
507                        Panama                                      $0.2672
507(C)                     Panama (Cellular)                           $0.2914
675                        Papua New Guinea                            $0.2303
675(C)                     Papua New Guinea (Cellular)                 $0.4060
595                        Paraguay                                    $0.3097
595(C)                     Paraguay (Cellular)                         $0.3965
51                         Peru                                        $0.2522
51(C)                      Peru (Cellular)                             $0.2644
63                         Philippines                                 $0.1706
63(2)                      Philippines - Manila                        $0.1622
63(C)                      Philippines (Cellular)                      $0.1763
48                         Poland                                      $0.1500
48(C)                      Poland (Cellular)                           $0.8885
351                        Portugal                                    $0.1093
351(C)                     Portugal (Cellular)                         $0.1140
974                        Qatar                                       $0.3296


           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
974(C)                     Qatar (Cellular)                            $0.5575
262                        Reunion Island                              $0.2353
40                         Romania                                     $0.2328
40(C)                      Romania (Cellular)                          $0.2498
7                          Russia                                      $0.1558
7(C)                       Russia (Cellular)                           $0.2816
250                        Rwanda                                      $0.4313
250(C)                     Rwanda (Cellular)                           $0.7883
670                        Saipan                                      $0.0411
378                        San Marino                                  $0.1694
378(C)                     San Marino (Cellular)                       $0.3646
239                        Sao Tome                                    $0.5015
966                        Saudi Arabia                                $0.4316
966(C)                     Saudi Arabia (Cellular)                     $0.5355
221                        Senegal                                     $0.4672
221(C)                     Senegal (Cellular)                          $0.5915
248                        Seychelles Island                           $0.4360
248(C)                     Seychelles Island (Cellular)                $2.2275
232                        Sierra Leone                                $0.4656
232(C)                     Sierra Leone (Cellular)                     $0.5655
65                         Singapore                                   $0.0750
65(C)                      Singapore (Cellular)                        $0.0861
421                        Slovakia                                    $0.1808
386                        Slovenia                                    $0.1963
386(C)                     Slovenia (Cellular)                         $0.2789
677                        Solomon Islands                             $0.4568
677(C)                     Solomon Islands (Cellular)                  $1.0235
252                        Somalia                                     $0.4500
27                         South Africa                                $0.2350
27(C)                      South Africa (Cellular)                     $0.2708
82                         South Korea                                 $0.0667
82(C)                      South Korea (Cellular)                      $0.1127
34                         Spain                                       $0.0794
34(6,96)                   Spain    (Cellular)                         $0.2824
94                         Sri Lanka                                   $0.3375
94(C)                      Sri Lanka (Cellular)                        $0.8170
290                        ST. Helena                                  $0.4338
1869                       ST. Kitts (NPA:869)                         $0.2371
1758                       ST. Lucia (NPA:758)                         $0.2261


           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

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Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
508                        ST. Pierre & Miquelon                       $0.0813
1784                       ST. Vincent Grenadines (NPA): 784           $0.2778
1784(C)                    ST. Vincent (Cellular)*                     $1.0000
249                        Sudan                                       $0.3336
597                        Suriname                                    $0.3831
597(C)                     Suriname (Cellular)                         $0.4545
268                        Switzerland                                 $0.1672
46                         Sweden                                      $0.0354
46(C)                      Sweden (Cellular)                           $0.1061
41                         Switzerland                                 $0.0407
41(C)                      Switzerland (Cellular)                      $0.1128
963                        Syria                                       $0.4455
886                        Taiwan                                      $0.0821
886(C)                     Taiwan (Cellular)                           $0.0900
992                        Tajikistan                                  $0.4343
992(C)                     Tajikistan (Cellular)                       $0.5325
255                        Tanzania                                    $0.3665
66                         Thailand                                    $0.2631
66(C)                      Thailand (Cellular)                         $0.2631
228                        Toto Republic                               $0.5065
676                        Tonga Islands                               $0.6415
676(C)                     Tonga Islands (Cellular)                    $0.8275
1868                       Trinidad & Tobago (NPA:868)                 $0.3084
1868(C)                    Trinidad & Tobago (Cellular)*               $1.0000
216                        Tunisia                                     $0.2507
90                         Turkey                                      $0.1625
90(5)                      Turkey (Cellular)                           $0.2517
993                        Turkmenistan                                $0.2756
1649                       Turks & Caicos Islands (NPA:649)            $0.2776
688                        Tuvalu                                      $0.3215
688(C)                     Tuvalu (Cellular)                           $0.3215
256                        Uganda                                      $0.2363
380                        Ukraine                                     $0.2050
971                        United Arab Emirates                        $0.2363
971(C)                     United Arab Emirates (Cellular)             $0.5385
44                         United Kingdom                              $0.0253
44(2)                      United Kingdom (Cellular)                   $0.3319
598                        Uruguay                                     $0.2694
998                        Uzbekistan                                  $0.3052

           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

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Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
678                        Vanuatu Republic                            $0.4960
678(S)                     Vanuatu Republic (Special Services          $0.6358
379                        Vatican City                                $0.0632
58                         Venezuela (Cellular)                        $0.2550
58(C)                      Venezuela (Cellular)                        $0.2550
84                         Vietnam                                     $0.6050
84(C)                      Vietnam (Cellular)                          $0.9448
681                        Wallis & Futuna Island                      $0.2739
685                        Western Samoa                               $0.3578
967                        Yemen, Republic of                          $0.6046
381                        Yugoslavia & Serbia                         $0.2396
381(C)                     Yugoslavia & Serbia (Cellular)              $0.3492
243                        Zaire                                       $0.3672
243(C)                     Zaire (Cellular)                            $0.4716
260                        Zambia                                      $0.2933
259                        Zanzibar                                    $0.9526
263                        Zimbabwe                                    $0.2111
263 (C)                    Zimbabwe (Cellular)                         $0.3989



                                           Peak Rate            Off-Peak
CC       *MEXCIO                           Per Minute           Rate Per Minute
--       -------                           ----------           ---------------
52       BAND #1                            $0.1300              $0.1150
52       BAND #2                            $0.1300              $0.1150
52       BAND #3                            $0.1300              $0.1150
52       BAND #4                            $0.1300              $0.1150
52       BAND #5                            $0.1300              $0.1150
52       BAND #6                            $0.1300              $0.1150
52       BAND #7                            $0.1300              $0.1150
52(5)    MEXICO CITY, MEXICO                $0.1300              $0.1150
52       BAND #8                            $0.1300              $0.1150

*Effective 12/1/98, all Mexico minutes will be billed in 60 second initial/60 second increments.

                  CANADA                    Rate per
NPA               PROVINCE                  minute
---               --------                  ------
204               Manitoba                  $0.0292
250               British Columbia          $0.0294
306               Saskatchewan              $0.0507








           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
403                        Alberta                                     $0.0324
416                        Ontario                                     $0.0194
418                        Quebec                                      $0.0320
450                        Quebec                                      $0.0258
506                        New Brunswick                               $0.3049
514                        Quebec                                      $0.0194
519                        Ontario                                     $0.0203
604                        British Columbia                            $0.0222
613                        Ontario                                     $0.0216
705                        Ontario                                     $0.0247
709                        Newfoundland                                $0.0629
780                        Alberta                                     $0.0324
807                        Ontario                                     $0.0282
819                        Quebec                                      $0.0343
867                        Yukon/North West Territory                  $0.1250
902                        Nova Scotia/Prince Edward Is.               $0.0405
905                        Ontario                                     $0.0194














           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
93                         Afghanistan                                 $0.8921
355                        Albania                                     $0.1850
213                        Algeria                                     $0.2100
684                        American Samoa                              $0.1678
376                        Andorra                                     $0.1134
376(C)                     Andorra (Cellular)                          $0.1661
244                        Angola                                      $0.1512
244(C)                     Angola (Cellular)                           $0.1883
1264                       Anguilla (NPA:264)                          $0.2296
672                        Antarctica - Casey                          $0.4257
672                        Antarctica - Scott                          $0.4257
1268                       Antigua/Barbuda (NPA:268)                   $02628
54                         Argentina                                   $0.1807
54(C)                      Argentina (Cellular)                        $0.2899
374                        Armenia                                     $0.3200
297                        Aruba                                       $0.2821
247                        Ascension Island                            $0.4550
61                         Australia                                   $0.0447
61(C)                      Australia (Cellular)                        $0.1683
43                         Austria                                     $0.0477
43(C)                      Austria (Cellular)                          $0.1250
994                        Azerbaijan                                  $0.2294
994(C)                     Azerbaijan (Cellular)                       $0.3085
1252                       Bahamas (NPA:242)                           $0.1202
973                        Bahrain                                     $0.3126
973(C)                     Bahrain (Cellular)                          $0.4205
880                        Bangladesh                                  $0.4760
880(C)                     Bangladesh (Cellular)                       $0.5087
1246                       Barbados (NPA:246)                          $0.3208
375                        Belarus                                     $0.2257
375(C)                     Belarus (Cellular)                          $0.3985
32                         Belgium                                     $0.0353
32(C)                      Belgium (Cellular)                          $0.1194
501                        Belize                                      $0.3425
229                        Benin                                       $0.3465
1441                       Bermuda (NPA:441)                           $0.0694
975                        Bhutan                                      $0.2184
591                        Bolivia                                     $0.3027
591(C)                     Bolivia (Cellular)                          $0.4114


           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

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Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
387                        Bosnia-Herzegovina                          $0.2101
267                        Botswana                                    $0.1687
55                         Brazil                                      $0.1350
55(C)                      Brazil (Cellular)                           $0.1612
1284                       British Virgin Islands (NPA:284)            $0.1533
673                        Brunei                                      $0.2018
673(C)                     Brunei (Cellular)                           $0.2160
359                        Bulgaria                                    $0.1972
359(C)                     Bulgaria (Cellular)                         $0.2461
226                        Burkino Faso                                $0.3937
95                         Burma/Myanmar                               $0.5116
257                        Burundi                                     $0.2694
257(C)                     Burundi (Cellular)                          $0.3425
855                        Cambodia                                    $0.5693
855(C)                     Cambodia (Cellular)                         $0.8035
237                        Cameroon                                    $0.3620
237(X)                     Cameroon (Audiotext)                        $0.4325
34                         Canary Island                               $0.0794
238                        Cape Verde Islands                          $0.3776
1345                       Cayman Islands (NPA:345)                    $0.1206
236                        Central African Republic                    $0.4146
235                        Chad Republic                               $0.4275
235(C)                     Chad Republic (Cellular)                    $0.8065
56                         Chile                                       $0.0761
56(S)                      Chile (Special Services)                    $0.3125
86                         China Prc                                   $0.1650
86(1)                      China - Beijing                             $0.1390
86(21)                     China - Shanghai                            $0.1390
86(C)                      China (Cellular)                            $0.2017
61(9164)                   Christmas Island                            $0.0447
61(9162)                   Cocos-Kelling Island                        $0.0447
57                         Colombia                                    $0.1463
57(C)                      Colombia (Cellular)                         $0.1604
242                        Congo Republic                              $0.5920
682                        Cook Islands                                $0.6870
682(C)                     Cook Islands (Cellular)                     $1.2051
506                        Costa Rica                                  $0.1452
506(C)                     Costa Rica (Cellular)                       $0.2803
385                        Croatia                                     $0.1796



           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
53                         Cuba                                        $0.4800
357                        Cyprus                                      $0.1854
357(C)                     Cyprus (Cellular)                           $0.2832
42                         Czech Republic                              $0.1437
42(S)                      Czech Republic (Special Services)           $0.2539
45                         Denmark                                     $0.0374
45(C)                      Denmark (Cellular)                          $0.1463
246                        Diego Garcia                                $03528
253                        Djibouti Republic                           $0.5013
253(C)                     Djibouti Republic (Cellular)                $0.7075
1767                       Dominica (NPA:767)                          $0.3111
1809                       Dominican Republic (NPA:809)                $0.1001
1474                       Dominican Republic (Audiotext)*             $1.0000
593                        Ecuador                                     $0.3525
593(C)                     Ecuador (Cellular)                          $0.3825
20                         Egypt                                       $0.4013
20(C)                      Egypt (Cellular)                            $0.4039
503                        El Salvador                                 $0.1750
503(C)                     El Salvador (Cellular)                      $0.1879
240                        Equatorial Guinea Republic                  $0.5314
291                        Eritrea                                     $0.7065
372                        Estonia                                     $0.1472
372(C)                     Estonia (Cellular)                          $0.3260
251                        Ethiopia                                    $0.5118
251(C)                     Ethiopia (Cellular)                         $0.8785
298                        Faeroe Islands                              $0.1924
500                        Falkland Islands                            $0.2679
679                        Fiji Islands                                $0.4975
679(X)                     Fiji Islands (Audiotext)                    $0.6260
358                        Finland                                     $0.0502
358(C)                     Finland (Cellular)                          $0.0661
33                         France                                      $0.0378
33(C)                      France (Cellular)                           $0.2968
596                        French Antilles/Martinique                  $0.2028
594                        French Guiana                               $0.2194
689                        French Polynesia                            $0.3011
241                        Gabon Republic                              $0.2353
241(C)                     Gabon Republic (Cellular)                   $0.3685
220                        Gambia                                      $0.3167


           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
995                        Georgia                                     $0.2072
995(X)                     Georgia (Audiotext)                         $0.3975
49                         Germany                                     $0.0373
49(C)                      Germany (Cellular)                          $0.1160
233                        Ghana                                       $0.2100
223(C)                     Ghana (Cellular)                            $0.3905
350                        Gibraltar                                   $0.1130
686                        Gilbert Island                              $0.5100
30                         Greece                                      $0.1322
30(C)                      Greece (Cellular)                           $0.1352
299                        Greenland                                   $0.2506
299(C)                     Greenland (Cellular)                        $0.3881
1473                       Grenada (NPA:473)                           $0.3511
590                        Guadeloupe                                  $0.2106
671                        Guam                                        $0.0569
53                         Guantanamo Bay                              $0.4800
502                        Guatemala                                   $0.1750
502(C)                     Guatemala (Cellular)                        $0.2942
224                        Guinea                                      $0.2224
245                        Guinea Bissau                               $0.3325
245(C)                     Guinea Bissau (Cellular)                    $0.5915
592                        Guyana                                      $0.4876
592(X)                     Guyana (Audiotext)                          $0.7305
509                        Haiti                                       $0.3390
509(C)                     Haiti (Cellular)                            $0.5605
504                        Honduras                                    $0.3175
504(C)                     Honduras (Cellular)                         $0.3426
852                        Hong Kong                                   $0.0381
852(S)                     Hong Kong (Special Services)                $0.1203
36                         Hungary                                     $0.1250
36(C)                      Hungary (Cellular)                          $0.1583
354                        Iceland                                     $0.0861
354(C)                     Iceland (Cellular)                          $0.1177
91                         India                                       $0.4650
91(S)                      India (Special Services)                    $0.5175
62                         Indonesia                                   $0.2128
871                        Inmarsat (AOR)                              $3.0433
873                        Inmarsat (IOR)                              $2.7823
872                        Inmarsat (POR)                              $2.9492


           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL

[Global Crossing] Logo
Carrier International
Terminating Rates
Prepared for
IDX Int'l
Effective Date (2/24/2000)


CODE                       COUNTRY                               Rate per Minute
----                       -------                               ---------------
874                        Inmarsat (WAT)                              $3.0520
98                         Iran                                        $0.4725
964                        Iraq                                        $0.6250
353                        Ireland                                     $0.0386
353(86-88)                 Ireland (Cellular)                          $0.1399
881(6)                     Iridium (6)                                 $1.9325
881(7)                     Iridium (7)                                 $1.9325
972                        Israel                                      $0.0696
972(5)                     Israel   (Cellular)                         $0.1566
39                         Italy                                       $0.0556
39(33-36)                  Italy (Cellular)                            $0.3790
225                        Ivory Coast                                 $0.4797
1876                       Jamaica (NPA:876)                           $0.3966
1876(C)                    Jamaica (Cellular)*                         $1.000
81                         Japan                                       $0.0500
81(3)                      Japan - Tokyo                               $0.0450
81(6)                      Japan - Osaka                               $0.0450
81(9)                      Japan - Okinawa                             $0.0450
81(O's)                    Japan (Cellular)                            $0.1261
81(M)                      Japan (Military)                            $0.0464
962                        Jordan                                      $0.3738
962(C)                     Jordan (Cellular)                           $0.3738
7(31-33)                   Kazakhstan                                  $0.2270
254                        Kenya                                       $0.3768
686                        Kiribati                                    $0.5100
686(C)                     Kiribati (Cellular)                         $1.3110
965                        Kuwait                                      $0.3125
965(C)                     Kuwait (Cellular)                           $0.4245
996                        Kyrgyzstan                                  $0.2370
996(C)                     Kyrgyzstan (Cellular)                       $0.4275
856                        Laos                                        $0.4787
371                        Latvia                                      $0.2417
371(C)                     Latvia (Cellular)                           $0.2917
961                        Lebanon                                     $0.4025
961(C)                     Lebanon (Cellular)                          $0.4620
266                        Lesotho                                     $0.2316
231                        Liberia                                     $0.3094
231(C)                     Liberia (Cellular)                          $0.3240
218                        Libya                                       $0.2208



           Billing Increments: 30 second initial/6 seconds increments
       NOTE: Rates are subject to Change (7) days after the Effective Date
                                  CONFIDENTIAL